As filed with the Securities and Exchange Commission on June 16, 2017

Investment Company Act File No. 811-23264

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

☒  Registration Statement under the Investment Company Act of 1940

☐  Amendment No.

ALTABA INC.

(Exact Name of Registrant as Specified in Charter)

140 East 45th Street, 15th Floor

New York, New York 10017

(Address of Principal Executive Offices)

646-679-2000

(Registrant’s Telephone Number, Including Area Code)

Arthur Chong

Altaba Inc.

140 East 45th Street, 15th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

4 Times Square

New York, New York 10036

i

SUMMARY

Altaba Inc. (the “Fund”) is an independent, publicly traded, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is organized as a Delaware corporation. Its common stock is listed on The NASDAQ Global Select Market (“Nasdaq”) and its ticker symbol is “AABA.”

Prior to registering as an investment company on June 16, 2017, the Fund was an operating company named Yahoo! Inc. (“Yahoo”). Yahoo sold its operating business to Verizon Communications Inc. on June 13, 2017 (such sale, the “Sale Transaction”) pursuant to a Stock Purchase Agreement entered into by Yahoo and Verizon Communications Inc. (“Verizon”) on July 23, 2016, as amended as of February 20, 2017 (the “Stock Purchase Agreement”). The purchase price that Verizon paid to the Fund at the closing in connection with the Sale Transaction was approximately $4.5 billion in cash, subject to certain pre-closing and post-closing adjustments as provided in the Stock Purchase Agreement. On June 16, 2017, Yahoo changed its name to Altaba Inc. and changed its Nasdaq ticker symbol to “AABA.”

Assuming the Sale Transaction had closed on December 31, 2016, the Fund’s investment assets immediately after the Sale Transaction would have consisted of:

•	383,565,416 ordinary shares, par value $0.000025 per share (“Alibaba Shares”), of Alibaba Group Holding Limited (“Alibaba”), which had an aggregate market value of approximately $33.7 billion on December 31, 2016 based on the closing market price of Alibaba American Depositary Shares (“Alibaba ADS”) on the New York Stock Exchange (the “NYSE”) on December 30, 2016 (the last trading day prior to December 31, 2016) and would have represented approximately 61.9 percent of the Fund’s total assets if the Sale Transaction had closed on such date;

•	2,025,923,000 shares of common stock, no par value per share (the “Yahoo Japan Shares”), of Yahoo Japan Corporation (“Yahoo Japan”), which had an aggregate market value of approximately ¥909,639,427,000 or approximately $7.7 billion on December 31, 2016 based on the closing market price of Yahoo Japan Shares on the Tokyo Stock Exchange on December 30, 2016 (the last trading day prior to December 31, 2016) and the Yen/USD foreign exchange rate on such date and would have represented approximately 14.2 percent of the Fund’s total assets if the Sale Transaction had closed on such date;

•	cash, cash equivalents, and marketable debt securities (the “Marketable Debt Securities Portfolio”) which had an aggregate market value of approximately $12 billion on December 31, 2016 (including the proceeds from the Sale Transaction subject to certain pre-closing and post-closing adjustments and which will be reduced by amounts used to repurchase Yahoo common stock pursuant to Yahoo’s tender offer that will expire on June 16, 2017 (the “Tender Offer”)) and would have represented approximately 22.5 percent of the Fund’s total assets if the Sale Transaction had closed on December 31, 2016;

•	investments in certain additional companies (the “Minority Investments”), which had an aggregate carrying value of approximately $130 million on December 31, 2016 and would have represented less than 0.2 percent of the Fund’s total assets if the Sale Transaction had closed on such date; and

•	all of the equity interests in Excalibur IP, LLC (“Excalibur”), a wholly owned subsidiary of the Fund that owns a portfolio of patent assets that are not core to Yahoo’s operating business (the “Excalibur IP Assets”), which had an approximate fair value of $740 million as of December 31, 2016 and would have represented approximately 1.4 percent of the Fund’s total assets if the Sale Transaction had closed on such date. As part of the Sale Transaction, Verizon received for its benefit and that of its current and certain of its future affiliates a non-exclusive, worldwide, perpetual, royalty free license to the Excalibur IP Assets.

We refer to the Fund’s assets held immediately after the completion of the Sale Transaction as its “Initial Assets.”

As of December 31, 2016, Yahoo’s 383,565,416 Alibaba Shares represented an approximate 15 percent equity interest in Alibaba and its 2,025,923,000 Yahoo Japan Shares represented an approximate 36 percent equity interest in Yahoo Japan. Because the Fund’s assets consist primarily of its Alibaba Shares and its Yahoo Japan Shares, an investment in the Fund may be particularly subject to risks relating to Alibaba and Yahoo Japan. See the section of this registration statement entitled “Risk Factors.”

The Fund continues to hold 290,938,700 of its Alibaba Shares through Altaba Holdings Hong Kong Limited (“Altaba HK”), a Hong Kong private company limited by shares and a wholly owned subsidiary of the Fund that engages in no other business or operations, and owns no other assets other than de minimis cash. The balance of the Alibaba Shares continues to be held directly by the Fund.

A diagram depicting the Fund and its holdings as of the date of this registration statement is set forth below:

Fund Structure

*	Approximately 24 percent of the Fund’s shares in Alibaba are held directly by the Fund and approximately 76 percent are held indirectly through Altaba HK.

The Tender Offer commenced on May 16, 2017 and will expire on June 16, 2017 at 11:59 p.m., New York City time, unless it is withdrawn by Altaba or extended. The Fund offered to purchase for cash up to $3,000,000,000 of shares of its common stock at prices equal to (A) the daily volume-weighted average price of the Alibaba ADS (the “Alibaba VWAP”), multiplied by (B) multiples specified by tendering stockholders not greater than 0.420 nor less than 0.370, less applicable withholding taxes and without interest. The terms and conditions of the Tender Offer are set forth in an Offer to Purchase, Letter of Transmittal and related documentation filed with the SEC. The purpose of the Tender Offer is to provide liquidity to stockholders that are forced to sell their shares because the Fund is required to register as an investment company under the 1940 Act and its shares will be removed from the Standard and Poor’s 500 Composite Index and other indices.

Unless the tender offer is extended, the Alibaba VWAP to be used in determining the purchase price to be paid in the Tender Offer is equal to $137.1017, which was the daily volume-weighted average price for an Alibaba ADS on June 14, 2017, the second trading day prior to the expiration date. Assuming that the conditions to the Tender Offer are satisfied or waived, based on the Alibaba VWAP of $137.1017, at the minimum purchase price of

$50.73 per share, the maximum number of shares that will be purchased is 59,136,605 if the Tender Offer is fully subscribed, and the Fund does not increase the amount of shares sought in the Tender Offer. When the Tender Offer expires, the Fund will determine a single purchase price that it will pay for the shares by determining the lowest multiple within the specified range at which shares have been tendered or have been deemed to be tendered that when multiplied by the Alibaba VWAP that will enable the company to purchase the maximum number of shares properly tendered in the tender offer and not properly withdrawn having an aggregate purchase price not exceeding $3,000,000,000.

ANNUAL FUND OPERATING EXPENSES

The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of the Fund’s common stock, would bear directly or indirectly on an annual basis. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations as an investment company and assume that the Fund has approximate net assets attributable to the Fund’s common stock of $37 billion during its first full year of operations after registering as an investment company. The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Common Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	N/A
Dividend reinvestment and cash purchase plan fees(1)	None

Percentage of Net Assets Attributable to Common Stock
Annual Expenses (as a percentage of net assets attributable to the Fund’s Common Stock)(2)
Management fees(3)	0.02%
Interest payments on borrowed funds(4)	0.17%
Other expenses(5)	0.06%
Tax expense(6)	1.97%

Total annual expenses	2.22%

(1)	The Fund has not adopted a dividend reinvestment or cash purchase plan.
(2)	Net assets attributable to the Fund’s common stock estimated based on total Initial Assets less total liabilities as of December 31, 2016.
(3)	The Fund estimates paying management fees at the annual rate of 0.05 percent of the average daily value of the Marketable Debt Securities Portfolio, which is an annual rate of approximately 0.02 percent of the Fund’s net assets attributable to common stock. This figure assumes a Marketable Debt Securities Portfolio of $12 billion.
(4)	Represents debt amortization expense on the Convertible Notes. Yahoo historically amortized debt discount within “other expenses” over the term of the Convertible Notes based on an effective interest rate of 5.26 percent. Future borrowing costs may differ based on varying market conditions and depending on the type of borrowing being used.
(5)	The “Other expenses” percentage is based on an estimate of annual expenses (primarily compensation of employees and directors, custody fees, rent, insurance, audit fees, and compliance costs) representing all of the Fund’s operating expenses (except fees and expenses reported in other items of this table) that will be deducted from the Fund’s operating income and reflected as operating expenses in the Fund’s statement of operations, net of interest expense, for the Fund’s first full year of operations as an investment company, divided by net assets attributable to the Fund’s common stock as of December 31, 2016.
(6)	For purposes of determining the estimated income tax expense, an estimated assumed 5 percent annual growth rate was used to calculate unrealized gains on investments, and an estimated assumed effective tax rate of 36.5 percent was applied to the Fund’s income and realized and unrealized gains. The Fund does not currently qualify for pass-through status under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund anticipates that it will be taxed as a corporation for applicable income tax purposes. As a result, the net asset value of the Fund’s common stock will be impacted by the deferred tax liability applicable to any of its assets.

As required by relevant U.S. Securities and Exchange Commission (the “SEC”) regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in the Fund’s common stock, assuming (1) “Total Annual Expenses” of 2.22 percent of net assets attributable to the Fund’s common stock and (2) a five percent annual return:*

1 Year	3 Years	5 Years	10 Years
$23	$69	$119	$256

*	The example should not be considered a representation of future expenses or returns. The example assumes that the amount estimated above for “Total Annual Expenses” is accurate. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical five percent return shown in the example.

FINANCIAL STATEMENTS

The fund will file audited financial statements by amendment within 90 days of the filing of this registration statement.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies that will be followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund will follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investing Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited pro forma consolidated statement of assets and liabilities. Actual amounts could differ from those estimates.

Federal Income Taxes

The Fund is not eligible to be treated as a “regulated investment company” under the Code as a result of the Fund’s concentrated ownership of Alibaba Shares. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains. The Fund will recognize tax expense on its taxable income and taxable gains on investments.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Distribution of Cash

The Fund currently intends to return substantially all of its cash to stockholders over time through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its obligations to creditors and for working capital. The timing and method of any return of capital will be determined by the Board of Directors of the Fund (the “Board”). Stock repurchases may take place in the open market, including under Rule 10b5-1 plans or tender offers, or in privately negotiated transactions, including structured and derivative transactions such as accelerated share repurchase transactions. The Fund currently anticipates that the amount of cash to be retained by the Fund will be at least $1.4 billion, which is the minimum amount necessary to satisfy the Fund’s obligations under the Convertible Notes. However, the Fund’s obligations to creditors and working capital requirements may vary over time and may be materially greater than such amount, depending upon, among other factors, the cost of cash-settling any conversion obligations under the Convertible Notes, the Fund’s potential obligations with respect to potential liabilities and whether the income from the Fund’s investments is sufficient to cover its expenses.

Securities Valuations Process and Structure

The Board will adopt methods for valuing securities and other derivative instruments, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the fair valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to changes the fair valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Hierarchy of Fair Value Inputs

The Fund will categorize the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund intends to recognize transfers between level 1, level 2, and level 3 as of the beginning of the fiscal year.

Fair Value Measurements

A description of the valuation techniques anticipated to be applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

•	Equity securities (common and preferred stock)—Securities traded on a national securities exchange will be stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they will be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets will be categorized in level 3.

•	Fixed Income Securities—The fair value of this investment class will be estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer and credit default swap spreads adjusted for any basis differences between cash and derivative instruments. Although most corporate debt securities, commercial paper and bank certificates of weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in level 3. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities will be valued principally using dealer quotations.

•	Money market funds will be valued at their respective publicly available net asset value at December 31, 2016.

•	Excalibur IP Assets—The fair value of the Excalibur IP Assets will be estimated using a combination of the market approach and income approaches, giving equal weighting to each approach. This combination is deemed to be the most indicative of the Excalibur IP Assets estimated fair value in an orderly transaction between market participants. Under the market approach, the Fund utilizes publicly-traded comparable market transaction information to determine a price per patent that is used to value the patent portfolio. Under the income approach, the Fund determines fair value based on estimated future cash flows of the patent portfolio discounted by an estimated weighted-average cost of capital, reflecting the overall level of inherent risk of the patent portfolio and the rate of return a market participant would expect to earn. The Fund will base cash flow projections for the patent portfolio using a forecast of cash flows over the expected life of the patent portfolio. The forecast and related assumptions were derived from market reports and publicly available market information.

•	Warrants will be valued using the Black-Scholes model using assumptions for the expected dividend yield, risk-free interest rate, expected volatility and expected life. The warrants will be categorized in level 3.

Fair Value Accounting Policies $ in 000s June 16, 2017*	Level 1	Level 2	Level 3	Total
Investment shares in non-controlled affiliates	$	$	$	$
Investment shares of unaffiliated issuers(1)(2)
Common shares
Preferred shares
Warrants
Investment in securities of unaffiliated issuers
Money Market Funds
Fixed Income Securities
Corporate Debt
Commercial Paper
Certificates of Deposits
Agency Bonds
US Government Debt
Sovereign Government Debt
Investment in controlled affiliate
Excalibur(3)

Financial Assets at Fair Value
Unrealized loss on forward foreign currency contracts

Total Financial Assets and Liabilities at Fair Value	$	$	$	$

*	Table to be completed by amendment filed within 90 days of the date of this filing.

(1)	Recorded as part of “Investments in securities of unaffiliated issuers” in the Unaudited Pro Forma Consolidated Statement of Assets and Liabilities of the Fund Reflecting Investment Company Accounting Principles.
(2)	The Alibaba Shares were valued at the closing price of the Alibaba ADS traded on the NYSE as of June 16, 2017. The Yahoo Japan Shares were valued at the closing price of the Yahoo Japan Shares on the Tokyo Stock Exchange on June 16, 2017.
(3)	Excalibur assets relate to the Fund’s patent portfolio. The Excalibur IP Assets are valued based on market inputs and annual valuation reports conducted by advisory firms which specialize in such activities.

Foreign Currency

Foreign-denominated assets, including investment securities, will be translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies will be translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund may hedge against Yen currency risk in connection with dividends received or expected to be received from Yahoo Japan, which are denominated in Yen.

The effects of exchange rate fluctuations on investments will be included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) will be disclosed separately.

Convertible Senior Notes

The Convertible Notes will be carried at their original issuance value, net of unamortized debt discount, and will not be marked to market each period. The estimated fair value of the Convertible Notes as of December 31, 2016 was approximately $1.3 billion. The estimated fair value of the Convertible Notes was determined on the basis of quoted market prices observable in the market.

Other

The Fund will record security transactions based on the trade date. Dividend income will be recognized on the ex-dividend date, and interest income will be recognized on an accrual basis. Discounts and premiums on securities purchased will be accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Realized gains and losses from security transactions will be based on the identified costs of the securities involved.

Approximately 24 percent of the Fund’s Alibaba Shares are held directly by the Fund and approximately 76 percent are held indirectly through Altaba HK, a wholly owned subsidiary of the Fund that engages in no other business or operations, and owns no other assets other than de minimis cash. The Fund will consolidate Altaba HK.

Fund expenses will be accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund seeks to track the combined investment return of the Alibaba Shares and the Yahoo Japan Shares it owns.

In addition to the Alibaba Shares and the Yahoo Japan Shares, the Fund also owns the Minority Investments, Excalibur (which owns the Excalibur IP Assets) and the Marketable Debt Securities Portfolio. The Fund currently intends to seek to sell the Minority Investments over time. The Fund also currently intends to seek to sell Excalibur, though the Fund may seek to separately sell certain of the Excalibur IP Assets or to license the Excalibur IP Assets if the Board believes that doing so is in the best interest of the Fund’s stockholders. The Fund currently intends to return substantially all of its cash to stockholders over time through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its obligations to creditors and for working capital. The timing and method of any return of capital will be determined by the Board. Stock repurchases may take place in the open market, including under Rule 10b5-1 plans or in a tender offer, or in privately negotiated transactions, including structured and derivative transactions such as accelerated share repurchase transactions. The Fund currently anticipates that the amount of cash to be retained by the Fund will be at least $1.4 billion, which is the minimum amount necessary to satisfy the Fund’s obligations under the Convertible Notes. However, the Fund’s obligations to creditors and working capital requirements may vary over time and may be materially greater than such amount, depending upon, among other factors, the cost of cash-settling any conversion obligations under the Convertible Notes, the Fund’s potential obligations with respect to respect to potential liabilities, and whether the income from the Fund’s investments is sufficient to cover its expenses. Until the Minority Investments, Excalibur (or the Excalibur IP Assets), the Marketable Debt Securities Portfolio, and any other assets are sold and until any cash is returned to investors, these assets may cause the Fund’s returns to deviate from its current investment policy of tracking the combined investment return of the Alibaba Shares and the Yahoo Japan Shares. No assurance can be given that all or any portion of the Minority Investments or the Excalibur IP Assets will be sold or licensed or that the Fund will achieve its investment objective. The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

The Fund’s investment objective is not fundamental and may be changed without notice to stockholders.

Investment Policies

Consistent with its current investment objective, the Fund currently does not intend to sell its Alibaba Shares or Yahoo Japan Shares in response to changes in the market price of those shares, though it reserves the right to do so. The Fund may, however, sell all or a portion of such shares to return capital to its stockholders or to seek to reduce any discount or increase any premium from net asset value at which the Fund’s common stock may trade if the Board believes the benefit to stockholders would outweigh the cost, including any taxes payable by the Fund, of doing so. The Fund also may sell such shares to satisfy its obligations to creditors or to pay expenses. The Board currently believes that it is more likely that capital may be returned from a sale of Yahoo Japan Shares than Alibaba Shares, though no assurance can be given in this regard or that any such shares will be sold to return capital. The Fund does not currently anticipate making new investments other than the purchase of short term investment grade debt securities due to turnover in its Marketable Debt Securities Portfolio, for ordinary course cash management purposes or to protect or enhance the value of an Initial Asset.

Investment Guidelines for the Marketable Debt Securities Portfolio

The Fund has hired BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley” and, together with BlackRock, the “External Advisers”) as external investment advisers to manage the Marketable Debt Securities Portfolio. Each External Adviser will manage approximately half of the Marketable Debt Securities Portfolio. The following guidelines apply to each External Adviser, individually, without reference to the portion of the Marketable Debt Securities Portfolio managed by the other.

The Fund’s objectives in managing the Marketable Debt Securities Portfolio are preservation of capital, maintenance of liquidity and achieving optimum yields in relation to the applicable guidelines. The Marketable Debt Securities Portfolio is not traded for short-term speculative purposes. The guidelines limit the weighted average effective duration of the Marketable Debt Securities Portfolio to 2 years.

Permitted investments include U.S. government and U.S. government-sponsored agency securities (excluding mortgage-backed securities), repurchase agreements with maturities not in excess of seven days collateralized by U.S. government securities and permitted U.S. government-sponsored agency securities, debt securities of corporations and commercial banks, non-U.S. sovereign debt rated Aaa/AAA by Moody’s, S&P and/or Fitch (denominated in U.S. dollars and traded in the U.S.), direct obligations of supranational organizations rated Aaa/AAA by Moody’s, S&P and/or Fitch (denominated in U.S. dollars and traded in the U.S.), foreign agency securities guaranteed by foreign governments rated Aaa/AAA by Moody’s, S&P and/or Fitch (denominated in U.S. dollars and traded in the U.S.), tax exempt securities and money market funds.

Ineligible investments include mortgage-backed securities, asset-backed securities, auction rate securities, variable rate demand obligations, extendable debt securities, subordinated corporate debt securities, taxable securities with maturities in excess of 3 years + 2 weeks, tax-exempt securities with maturities in excess of 2 years +2 weeks, securities with short-term ratings below P-1/A-1/F-1 by Moody’s, S&P and/or Fitch, securities with maturities less than or equal to 2 years with ratings below A3/A- by Moody’s, S&P and/or Fitch, securities with maturities greater than 2 years and less than 3 years with ratings below A2/A by Moody’s, S&P and/or Fitch and investments in non-U.S. sovereign debt, direct obligations of supranational organizations and foreign agency securities guaranteed by foreign governments in each case rated below Aaa/AAA by Moody’s, S&P and/or Fitch or which are not denominated in U.S. dollars or not traded in the U.S.

The guidelines require all debt securities to be rated by at least two of Moody’s, S&P and Fitch, and that split-rated securities will be deemed to have the lower rating. The Fund expects that ratings will be monitored on a continuous basis and the External Advisers will be required to notify the Fund in the event of any downgrades. With respect to tax-exempt securities, the guidelines apply the minimum ratings requirements described in the forgoing to the underlying assets of the municipal security and disregard any ratings enhancement obtained through insurance provided by monoline insurance companies. Additionally, the guidelines require that any investment included in the Marketable Debt Securities Portfolio be denominated in U.S. dollars and any corporate debt have a minimum issue size of $200 million.

Hedging and Derivative Instruments

Consistent with the Fund’s current investment policies, the Fund currently does not intend to hedge its risk of owning the Alibaba Shares and Yahoo Japan Shares or otherwise enter into derivative transactions. Notwithstanding this current intention, the Fund reserves the right to hedge such risk generally and specifically in connection with transactions relating to the Alibaba Shares or Yahoo Japan Shares, in connection with dividends received or expected to be received from Yahoo Japan denominated in Yen, or in connection with repurchases of the Fund’s common stock to return capital to investors.

Loans of Portfolio Securities

The Fund may lend its Alibaba Shares, Yahoo Japan Shares, or other eligible portfolio securities (collectively, the “Eligible Portfolio Securities”) to generate income. Such income may be used for working capital purposes, to pay dividends to stockholders, or to repurchase the Fund’s common stock if and to the extent authorized by the Board from time to time. The Fund has no current intention of lending its Eligible Portfolio Securities to generate income to be used to purchase additional investment securities, though it retains the right to do so. Lending Eligible Portfolio Securities may cause the Fund’s returns to deviate from its investment objective of tracking the combined investment return of the Alibaba Shares and the Yahoo Japan Shares.

Consistent with applicable regulatory requirements, the Fund may lend Eligible Portfolio Securities to broker-dealers or financial institutions; provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are earmarked or segregated pursuant to applicable regulations, and that are at least equal to the market value, determined daily, of the loaned Eligible Portfolio Securities. Any loans of the Eligible Portfolio Securities by the Fund will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned Eligible Portfolio Securities to exceed one-third of the value of the Fund’s total assets.

A loan of Eligible Portfolio Securities generally may be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned Eligible Portfolio Securities within five days after receipt of notice, the Fund could use the collateral to purchase replacement Eligible Portfolio Securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery, and in some cases even loss of rights in the collateral should the borrower of the Eligible Portfolio Securities fail financially. However, loans of Eligible Portfolio Securities will be made only to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis.

Upon termination of the loan, the borrower is required to return the Eligible Portfolio Securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned Eligible Portfolio Securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the Eligible Portfolio Securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with a loan of its Eligible Portfolio Securities.

The Fund’s Alibaba Shares are currently in the form of ordinary shares. Alibaba ordinary shares are not listed for trading on the NYSE or any other national securities exchange. In order to lend Alibaba Shares to investors, the Fund must first deposit the ordinary shares with the Depositary (as defined in the section of this registration statement entitled “Description of Initial Assets—Alibaba”) in exchange for Alibaba ADS and then lend the Alibaba ADS. The Fund would incur expenses in connection with exchanging its Alibaba ordinary shares for Alibaba ADS which would reduce the gross income earned from lending the Alibaba ADS.

Market Price of Shares

Shares of closed-end management investment companies like the Fund frequently trade at a discount from net asset value. The Board may seek to reduce any such discount or increase any premium to net asset value at which the Fund’s common stock may trade through repurchases of the Fund’s common stock in the open market, through tender offers or through any other means available to the Fund. The determination of whether to repurchase shares of the Fund or to engage in any other actions to seek to reduce a discount or increase a premium will be in the sole discretion of the Board and there can be no assurance that the Fund will repurchase its shares or take any other actions to seek to reduce any discount or increase a premium at which its shares may trade.

Non-Diversified Status

The Fund’s investment in the Alibaba Shares and the Yahoo Japan Shares cause it to be a non-diversified investment company. As a result, there is no limit on the proportion of the Fund’s assets that may be invested in securities of a single issuer and the Fund’s assets are primarily invested in Alibaba Shares and Yahoo Japan Shares. To the extent that the Fund’s investments in Alibaba and Yahoo Japan are a large portion of its assets, the

Fund’s returns may fluctuate as a result of any single economic, political, or regulatory occurrence affecting, or in the market’s assessment of, Alibaba or Yahoo Japan to a greater extent than would be the case for a diversified investment company.

Industry Concentration

The Fund’s investment in the Alibaba Shares and the Yahoo Japan Shares cause it to concentrate its investments in securities issued by companies in the online services and e-commerce industry. The 1940 Act requires the Fund to obtain stockholder approval to invest less than 25 percent of its total assets in companies in the online services and e-commerce industry. The Fund has no current intention of investing less than 25 percent of its total assets in companies in the online services and e-commerce industry.

Taxation of the Fund

The Fund is currently not eligible to be treated as a “regulated investment company” under the Code, as a result of the Fund’s concentrated ownership of Alibaba Shares. Instead, the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most registered investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. As a result, the Fund will take into account the tax consequences of any change to its investment portfolio. The Fund will record a deferred tax liability based on an assumed effective combined federal and state corporate tax rate on capital gains which will impact the net asset value of the Fund’s common stock. In addition, for U.S. federal income tax purposes, distributions by the Fund of cash or property in respect of the Fund’s common stock will generally be taxable to stockholders that are U.S. holders (as defined in the section of this registration statement entitled “U.S. Federal Income Tax Considerations”).

Changes to Current Investment Objective and Policies

The Fund’s current investment objective and policies described above were adopted based on current statutes, regulations, and policies applicable to United States financial markets and institutions, corporation taxation, and international trade. The Fund cannot predict which statutes, regulations, or policies will be changed or repealed or, if changes are made, their effect on the value of the Fund’s assets. Because the Fund’s investment objective and policies stated above are not fundamental, the Fund retains the right to change them in response to any such changes or for any other reason if the Board of Directors determines such changes to be in the best interests of stockholders. Examples of potential changes to the Fund’s investment objective and policies include: retaining assets that otherwise would have been sold; selling assets that otherwise would have been retained; selling assets on an accelerated or delayed time frame; diversifying the Fund’s assets to seek to minimize losses, to enhance gains or to seek to become a “regulated investment company” under the Code; and changing the way the Fund uses derivatives.

Subsidiaries of the Fund

The Fund’s investment policies and risks as described in this registration statement reflect the aggregate operations of the Fund, Altaba HK, and Excalibur. The Fund will comply with the provisions of the 1940 Act governing investment policies, capital structure, and borrowings on an aggregate basis with Altaba HK and Excalibur. Altaba HK and Excalibur will comply with the provisions of Section 17 of the 1940 Act relating to affiliated transactions. The Fund and Altaba HK will comply with the requirements of the 1940 Act relating to the custody of a registered investment company’s assets.

DESCRIPTION OF INITIAL ASSETS

Alibaba

Alibaba is an online and mobile commerce company. Alibaba’s businesses are comprised of core commerce, cloud computing, mobile media and entertainment, and other innovation initiatives. Alibaba’s core commerce business is comprised of marketplaces operating in three areas: retail commerce in the People’s Republic of China (the “PRC”); wholesale commerce in the PRC; and international and cross-border commerce.

•	PRC Retail Commerce: In its public filings, Alibaba described its retail commerce business in the PRC as being comprised of (1) Taobao Marketplace, the PRC’s largest mobile commerce destination by monthly active users in 2015, (2) Tmall, the PRC’s largest third-party platform for brands and retailers by monthly active users in 2015, (3) Juhuasuan (clauses (1), (2) and (3) collectively, the “PRC Retail Marketplaces”), (4) Rural Taobao, and (5) merchant services that enable merchants to manage engagement with their customers. Alibaba reported that there were 454 million active buyers on the PRC Retail Marketplaces for the 12 months ended March 31, 2017. Alibaba also reported that the PRC Retail Marketplaces generated a combined gross merchandise volume of RMB3,092 billion ($485 billion) in the 12 months ended March 31, 2016.

•	PRC Wholesale Commerce: Alibaba operates 1688.com, a PRC wholesale marketplace.

•	International Commerce: Alibaba operates Alibaba.com, which Alibaba reports was the PRC’s largest global online wholesale marketplace in 2015 by revenue, and AliExpress, a global consumer marketplace. Alibaba also acquired a controlling stake in Lazada, which operates e-commerce platforms in Indonesia, Malaysia, the Philippines, Singapore, Thailand, and Vietnam.

Alibaba operates Alibaba Cloud Computing, which Alibaba reported was the PRC’s largest provider of public cloud services in 2015 by revenue. Alibaba also reported that Alibaba Cloud Computing had over 2.3 million customers, as of March 31, 2016. As of March 31, 2017, Alibaba also reported that Alibaba Cloud Computing had 874,000 paying customers.

Alibaba has also developed an emerging business in mobile media and entertainment through three distribution platforms, UCWeb mobile media, game publishing and multi-screen entertainment, and content creation and production companies in film, music, and sports.

Alibaba’s other innovation initiatives include YunOS Operating System, a cloud-based mobile operating system for smartphones and other devices, AutoNavi, a provider of digital map, navigation and location-based services in the PRC, DingTalk, its proprietary enterprise communications app, and Alibaba Health, its vehicle to bring innovative solutions to the healthcare industry.

Alibaba provides fundamental technology infrastructure and marketing reach to help merchants, brands, and other businesses that provide products, services, and digital content to leverage the power of the Internet to engage with their users and customers.

The foregoing description of Alibaba’s business was derived from Alibaba’s annual report for the fiscal year ended March 31, 2016, (the “Alibaba 2016 Annual Report”), which is filed with the SEC and available on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1577552/000104746916013400/a2228766z20-f.htm and certain figures were updated according to Alibaba’s quarterly report for the quarter ended March 31, 2017, (the “Alibaba March 2017 Quarterly Report”), which is filed with the SEC and available on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1577552/000110465917033787/a17-13821_16k.htm. The foregoing description is qualified in its entirety by reference to the Alibaba 2016 Annual Report and the Alibaba March 2017 Quarterly Report.

In September 2014, Alibaba completed an initial public offering of the Alibaba ADS. As a public company, Alibaba files reports with the SEC containing financial and other material information about its business and risks relating to its business. This information may be obtained at the SEC’s website at https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001577552&owner=exclude&count=40. You should review information filed by Alibaba with the SEC because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of Alibaba Shares. All information with respect to Alibaba in this registration statement is derived from Alibaba’s public filings with the SEC. Such information is provided for informational purposes only and Yahoo makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The Alibaba ADS are traded on the NYSE under the ticker symbol “BABA.” On December 30, 2016, the closing price of the Alibaba ADS on the NYSE was $87.81 per share. Each Alibaba ADS represents one Alibaba Share. Citibank N.A., as the depositary for the Alibaba ADS, is the holder of the Alibaba Shares underlying the Alibaba ADS. Alibaba ADS holders have rights granted to them in the deposit agreement among Alibaba, the depositary, and holders and beneficial owners of Alibaba ADS from time to time. The Fund’s Alibaba Shares are currently in the form of ordinary shares. Alibaba ordinary shares are not listed for trading on the NYSE or any other national securities exchange. Accordingly, in order to sell Alibaba Shares through the NYSE or to lend them to investors, the Fund must first deposit the ordinary shares with Citibank, N.A. Hong Kong branch, as custodian for Citibank, N.A. (the “Depositary”), in exchange for Alibaba ADS. The Fund may then sell or lend the Alibaba ADS in open market transactions without registration in reliance on Rule 144 under the Securities Act of 1933 (the “1933 Act”). The Fund would incur expenses in connection with exchanging its Alibaba ordinary shares for Alibaba ADS which would reduce the Fund’s total return from a sale of the Alibaba ADS on the NYSE.

Yahoo Japan

Yahoo Japan provides a wide range of online services to Internet users in Japan, from search and information listing to community and e-commerce.

Yahoo Japan was formed as a joint venture between Yahoo and SoftBank Group Corp. (“SoftBank”) in 1996. As of December 31, 2016, Yahoo and SoftBank (including its subsidiaries) owned approximately 36 percent and 43 percent, respectively, of outstanding Yahoo Japan Shares. In addition, pursuant to the joint venture agreement between Yahoo and SoftBank, each of Yahoo and SoftBank has the right to appoint two representatives to the Board of Directors of Yahoo Japan as long as such party continues to hold at least five percent of Yahoo Japan’s issued and outstanding shares, although currently five of Yahoo Japan’s directors are officers or directors of SoftBank.

Yahoo Japan’s business operations are categorized into the following three segments: (1) Marketing Solutions Business, (2) Consumer Business, and (3) Other Business.

•	The Marketing Solutions Business segment is chiefly comprised of advertising-related services such as paid search and display advertising.

•	The Consumer Business segment provides e-commerce related services such as auction services and Internet shopping, membership services, information listing services, game-related services, and real-estate related services.

•	The Other Business segment offers financial and payment related services, which include Yahoo Japan’s credit card business and online payment system, cloud-related services, and corporate services, including data center-related operations.

The foregoing description of Yahoo Japan’s business was derived from information available on Yahoo Japan’s English language website (the “Yahoo Japan Website”) at http://ir.yahoo.co.jp/en/. This description is qualified in its entirety by reference to the information on the Yahoo Japan Website.

You are encouraged to review the information set forth on the Yahoo Japan Website for additional information about Yahoo Japan’s business, management, results of operations, financial condition, and risks. This information may be obtained on the Yahoo Japan Website on the Investor Relations page at http://ir.yahoo.co.jp/en/. You should review the risk factors affecting the businesses and operations of Yahoo Japan available on the Yahoo Japan Website at http://ir.yahoo.co.jp/en/policy/risk.html. You should also review Yahoo Japan’s English language press releases available on the Yahoo Japan Website on the Press Releases page at http://pr.yahoo.co.jp/en/. You should review information made available by Yahoo Japan because the value of the Fund’s common stock will be influenced by the value of the Yahoo Japan Shares. All information with respect to Yahoo Japan in this registration statement is derived from information available on the Yahoo Japan Website. Such information is provided for informational purposes only, and Yahoo makes no representation and assumes no responsibility for the accuracy or completeness of such information.

Yahoo Japan Shares are traded on the Tokyo Stock Exchange. On December 30, 2016 (the last trading day before December 31, 2016), the closing price of the Yahoo Japan Shares on the Tokyo Stock Exchange was ¥449.00 per share, or approximately $3.82 per share based on the closing Yen/USD foreign exchange rate on such date. Yahoo Japan declared a year-end cash dividend of ¥8.86 or approximately $0.0792 (based on the Yen/USD foreign exchange rate as of March 31, 2017) per Yahoo Japan Share for the fiscal year ended March 2017 and has publicly stated that it intends to maintain its annual per-share dividends at this level until March 2019.

Marketable Debt Securities Portfolio

As of December 31, 2016, the Marketable Debt Securities Portfolio consisted of cash equivalents and marketable debt securities with a fair value totaling approximately $7.2 billion. The Marketable Debt Securities Portfolio consists chiefly of investments in commercial paper, short-term and long-term corporate debt, certificates of deposit and shares of money market investment vehicles. The Marketable Debt Securities Portfolio also consists, to a lesser degree, of investments in U.S. agency bonds, other U.S. Treasuries and foreign sovereign debt. The corporate debt and commercial paper included in the Marketable Debt Securities Portfolio is allocated among a variety of issuers in the financial, industrial and utility sectors, and the certificates of deposits are allocated among a variety of banks.

The net proceeds of the Sale Transaction, approximately $4.5 billion (subject to certain pre-closing and post-closing adjustments and which will be reduced by amounts used to repurchase Yahoo common stock pursuant to the Tender Offer), will be added to the Marketable Debt Securities Portfolio and will be invested in accordance with the investment policies and guidelines applicable to the Marketable Debt Securities Portfolio (See “Investment Objective and Policies—Investment Guidelines for the Marketable Debt Securities Portfolio”). The Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio.

Excalibur IP Assets

The Excalibur IP Assets consist of a portfolio of patent assets that are not core to Yahoo’s operating business and that are substantially concentrated in the following categories: Search/Information Retrieval; Online Advertising; Cloud Computing; Network Infrastructures; Communication Technologies; Data Center Cooling; Machine Learning; Mobile; User Interface; and E-Commerce. The Excalibur IP Assets were identified as not core to Yahoo’s operating business because they were redundant with similar assets that remained with Yahoo’s operating business for defensive protection.

Verizon Communications Inc. has received, for its benefit and that of its current and certain of its future affiliates, a non-exclusive, worldwide, perpetual, royalty-free license to the Excalibur IP Assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund has adopted restrictions and policies relating to the investment of its assets and its activities. As required by the 1940 Act, certain of the restrictions are fundamental and may not be changed without the approval of a 1940 Act Majority of the Fund’s outstanding voting securities, including the approval of a 1940 Act Majority of the Fund’s outstanding shares of preferred stock, if any, voting as a separate class. A “1940 Act Majority” means the lesser of (a) 67 percent or more of the Fund’s outstanding voting securities present at a stockholders meeting, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy at the meeting, or (b) more than 50 percent of the Fund’s outstanding voting securities. Under these fundamental investment restrictions, the Fund may not:

(1)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that the Fund will concentrate its investments in companies operating in the online services and e-commerce industry.

(2)	Borrow money, except as permitted under the 1940 Act.

(3)	Issue senior securities to the extent such issuance would violate the 1940 Act.

(4)	Purchase or hold real estate, other than for use in the operations of the Fund and its subsidiaries.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities (including without limitation the Alibaba Shares and Yahoo Japan Shares) by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

(6)	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.

(7)	Make loans, except to the extent permitted by the 1940 Act.

The following explanations of the Fund’s fundamental investment restrictions are not considered to be part of the Fund’s fundamental investment restrictions, and are subject to change without stockholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25 percent or more of an investment company’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy will be interpreted to permit unlimited investment in pooled investment vehicles such as exchange-traded funds that invest primarily in securities of companies operating in the online services and e-commerce industry. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following, if and to the extent the Fund were to invest more than 25 percent of its total assets in any of the following instruments: securities of the U.S. government and its agencies or instrumentalities; tax exempt securities of state, territory, possession, or municipal governments and their authorities, agencies, instrumentalities, or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. Compliance with any percentage limitations in the Fund’s investment policies will be determined at the time of investment. The Fund will not be required to purchase or sell securities to comply with such percentage limitations due to changes in the value of its investments.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets for any purpose, and to borrow up to five percent of the Fund’s total assets for temporary purposes. The Fund’s total assets include the amounts being borrowed and retained by the Fund in cash, securities, or other property. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300 percent of the amount of its borrowings and of at least 200 percent of the liquidation preference of any preferred stock that it issues. The Fund currently has no shares of preferred stock outstanding, and the Fund has no current intention to issue preferred stock. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage, and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in borrowings or trading practices, the Fund, instead of maintaining asset coverage of at least 300 percent, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Fund to engage in borrowing or trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act, and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with SEC staff guidance and interpretations. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Although the Fund reserves the right to borrow money to the extent permitted by the 1940 Act and has outstanding Convertible Notes, it currently intends to borrow additional money to fund working capital and pay other expenses of the Fund. The Fund also may borrow to repurchase its common stock and pay dividends to its stockholders if and to the extent authorized by the Board from time to time. The Fund does not currently intend to use the proceeds of any borrowing to purchase additional investment securities, though it retains the right to do so.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets (including lending their securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency, futures transactions, and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, if the Fund were ever to use such derivative instruments, would not be considered loans. The Fund currently does not intend to make loans, except that it may lend its Eligible Portfolio Securities to generate income for working capital, to pay dividends to stockholders or to repurchase the Fund’s common stock if and to the extent authorized by the Board from time to time.

LEVERAGE

Convertible Notes

As of the date of this filing, the Fund has approximately $1.4 billion in principal amount of the Convertible Notes outstanding. The Fund reserves the right to repurchase the Convertible Notes from time to time, including through tender offers.

The Convertible Notes are senior unsecured obligations of the Fund that rank senior in right of payment to any Fund indebtedness that is expressly subordinated in right of payment to the Convertible Notes. The Convertible Notes do not bear regular interest, and the principal amount of the Convertible Notes will not accrete. The Convertible Notes mature on December 1, 2018, unless previously purchased or converted in accordance with their terms prior to such date. The Fund may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. The Convertible Notes are convertible, subject to certain conditions, into shares of the Fund’s common stock at an initial conversion rate of 18.7161 shares per $1,000 principal amount of Convertible Notes (which is equivalent to an initial conversion price of approximately $53.43 per share), subject to adjustment upon the occurrence of certain events. Upon conversion of the Convertible Notes, holders will receive cash, shares of the Fund’s common stock or a combination thereof, at the Fund’s election.

Holders of the Convertible Notes may convert them at certain times and upon the occurrence of certain events in the future, as described in the Indenture, dated as of November 26, 2013 (the “Indenture”), between the Fund and The Bank of New York Mellon Trust Company, N.A., as trustee. Prior to the close of business on the business day immediately preceding September 1, 2018, the Convertible Notes will be convertible only upon the occurrence of certain events and during certain periods. These events include the following: (i) the price per $1,000 principal amount of the Convertible Notes falls below a certain threshold compared to the price of the Fund’s common stock multiplied by the applicable conversion rate for a certain period of time; (ii) the Fund issues rights, options, or warrants to all or substantially all of the Fund’s common stockholders entitling them for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Fund’s common stock at a price that is less than the average price of the Fund’s common stock over the last 10 consecutive trading days ending on and including the trading day immediately prior to the date of the announcement of the issuance; (iii) the Fund elects to distribute to substantially all of the Fund’s common stockholders the Fund’s assets, securities, or rights to purchase securities of the Fund, which distribution has a per share value, as determined in good faith by the Board or a committee thereof, exceeding 10 percent of the last reported sale price of the Fund’s common stock on the trading day immediately prior to the date of the announcement of the distribution; (iv) the occurrence of certain fundamental transactions or events (each, a “Fundamental Change”); (v) the Fund is a party to a consolidation, merger, binding share exchange, or transfer or lease of all or substantially all of its assets pursuant to which the Fund’s common stock would be converted into cash, securities, or other assets; or (vi) the price of the Fund’s common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130 percent of the conversion price on each trading day. On or after September 1, 2018 until the close of business on the second scheduled trading day immediately preceding December 1, 2018, holders may convert the Convertible Notes at any time, regardless of the foregoing circumstances.

As of the date of this registration statement, none of the conditions allowing holders of the Convertible Notes to convert had been met.

If the Fund undergoes a Fundamental Change, subject to certain conditions, holders of the Convertible Notes may require the Fund to purchase for cash all or any portion of the Convertible Notes. The Fundamental Change purchase price would be 100 percent of the principal amount of the Convertible Notes to be purchased.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Indenture trustee or the holders of at least 25 percent in principal amount of the outstanding Convertible Notes may declare 100 percent of the principal of and accrued and unpaid special interest, if any, on all the Convertible Notes to be due and payable. Events of default include the following: (i) default in any payment of certain special interest on any Convertible Note and the default continues for a period of 30 days; (ii) default in the payment of principal of any Convertible Note when such payment is due and payable according to the terms of the Indenture; (iii) failure by the Fund to comply with its obligation to convert the Convertible Notes in accordance with the Indenture and such failure continues for a period of five business days; (iv) failure by the Fund to issue notice regarding a Fundamental Change or a specified corporate event in accordance with the Indenture when due; (v) failure by the Fund to comply with its obligations under Article 11 of the Indenture related to consolidations, mergers and sales of assets; (vi) failure by the Fund for 60 days after written notice has been received by the Fund to comply with any of its agreements contained in the Convertible Notes or the Indenture; (vii) under certain circumstances, a default by the Fund or any subsidiary of the Fund with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100,000,000 (or its foreign currency equivalent); or (viii) certain events of bankruptcy, insolvency or reorganization involving the Fund or any of its material subsidiaries.

The above description of the Indenture and the Convertible Notes is a summary only and is qualified in its entirety by reference to the Indenture (and the Form of Note included therein), which was filed as Exhibit 4.2 to Yahoo’s Annual Report on Form 10-K for the year ended December 31, 2013.

The Fund is a party to convertible note hedge transactions (“Hedge Transactions”) with certain option counterparties (the “Option Counterparties”) to reduce the potential dilution with respect to the Fund’s common stock upon conversion of the Convertible Notes or offset any cash payment the Fund is required to make in excess of the principal amount of converted Convertible Notes. The Hedge Transactions include call options giving the Fund the right to purchase, subject to customary anti-dilution adjustments, a certain amount of the Fund’s common stock. Separately, the Fund is also a party to privately negotiated warrant transactions with the Option Counterparties giving them the right to purchase common stock from the Fund (the “Warrant Transactions”). The Warrant Transactions could have a dilutive effect with respect to the Fund’s common stock to the extent that the price per share of its common stock exceeds the applicable strike price of the warrants on or prior to the expiration date of the warrants. The initial strike price of the warrants was $71.24. Counterparties to the warrants may make adjustments to certain terms of the warrants upon the occurrence of specified events, including the announcement of the Stock Purchase Agreement, if the event results in a material change to the trading price of Yahoo’s common stock or the value of the warrants. To date, three counterparties have given notices of adjustments reducing their warrant exercise prices. The warrants begin to expire in March 2019.

In connection with establishing their Hedge Transactions and Warrant Transactions, the Option Counterparties or their respective affiliates may have purchased shares of the Fund’s common stock and/or entered into various derivative transactions with respect to the Fund’s common stock concurrently with or shortly after the pricing of the Convertible Notes. In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Fund’s common stock and/or purchasing or selling the Fund’s common stock in secondary market transactions prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of Convertible Notes or following any repurchase of Convertible Notes by the Fund on any fundamental repurchase date or otherwise). This activity could cause or avoid an increase or a decrease in the market price of the Fund’s common stock or the Convertible Notes.

The above description of the Hedge Transactions and the Warrant Transactions is a summary only and is qualified in its entirety by reference to the forms of the Call Option Confirmation and the Warrant Confirmation executed by Yahoo and each Option Counterparty on November 20, 2013, which were filed by Yahoo with the SEC on Form 8-K on November 26, 2013.

Borrowings

The Fund may borrow money to repurchase its common stock, to repurchase or repay the Convertible Notes, to repay any other indebtedness incurred by the Fund, to acquire new investments (although it does not currently intend to do so), and for general operating purposes. The Fund may borrow money through the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or the issuance of debt securities, including notes or commercial paper. The amount and type of borrowings by the Fund must be approved by the Board. The Fund may pledge securities as collateral for any money borrowed, including in connection with margin purchases.

Under the 1940 Act, the Fund generally is not permitted to borrow money unless, immediately after borrowing the money, the value of the Fund’s total assets, less liabilities, other than the principal amount represented by the borrowing, is at least 300 percent of the principal amount of the borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities, other than the principal amount of its borrowings, is at least 300 percent of such principal amount after deducting the amount of such dividend or other distribution. Private borrowings from banks are not subject to these 1940 Act limitations on dividends and other distributions. The 1940 Act generally limits the Fund to issuing only one class of debt.

The terms of any borrowing by the Fund may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such borrowing over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such borrowings, which right will be senior to those of the Fund’s common stock. Any such borrowing may contain provisions limiting certain activities of the Fund, including the payment of dividends to holders of its common stock in certain circumstances.

Some types of borrowings may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. It is not anticipated that these covenants will impede the ability of the Fund to achieve its investment objective in accordance with its investment policies.

The 1940 Act grants holders of debt securities issued by the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest or repayment of principal related to the borrowing. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board. Private borrowings from banks are not subject to these 1940 Act voting requirements.

Preferred Stock

The Board will have the authority, without further action by the stockholders, to issue up to 10,000,000 shares of preferred stock, $0.001 par value per share, in one or more series. The Board will also have the authority to designate the rights, preferences, privileges, and restrictions of each such series, including dividend rights, dividend rates, conversion rights, terms of redemption, redemption prices, liquidation preferences, and the number of shares constituting any series.

The issuance of preferred stock may have the effect of delaying, deferring, or preventing a change in control of the Fund without further action by the stockholders. The issuance of preferred stock with voting and conversion rights may also adversely affect the voting power of the holders of the Fund’s common stock. In certain circumstances, an issuance of preferred stock could have the effect of decreasing the market price of the Fund’s common stock.

Under the 1940 Act, the Fund may not issue preferred stock unless, immediately after such issuance, it has an “asset coverage” of at least 200 percent of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50 percent of the value of the Fund’s total assets). For these purposes, “asset coverage” means the ratio of (1) total assets less all liabilities and indebtedness not represented by “senior securities” to (2) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the preferred stock. “Senior security” means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any “senior security” other than equity shares. The “involuntary liquidation preference” of the preferred stock is the amount that holders of the Fund’s preferred stock would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Fund’s common stock.

In addition, under the 1940 Act the Fund may not declare any dividend (except a dividend payable in its common stock), declare any other distribution on its common stock, or purchase any common stock, unless its outstanding preferred stock had, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase of its common stock, an asset coverage of at least 200 percent after deducting the amount of such dividend, distribution or purchase price. If the Fund issues any preferred stock, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary to maintain asset coverage of any outstanding preferred stock of at least 200 percent. Any preferred stock issued by the Fund would have special voting rights and a liquidation preference over the Fund’s common stock.

If the Fund issues any preferred stock, the holders of preferred stock, voting separately as a class, will be entitled to elect two of the Fund’s directors for as long as the preferred stock remains outstanding. The remaining directors of the Fund would be elected by holders of the Fund’s common stock and its preferred stock voting together as a single class. In the unlikely event the Fund failed to pay dividends on any outstanding preferred stocks for two years, holders of the Fund’s preferred stock would be entitled to elect a majority of the directors of the Fund.

No shares of preferred stock are currently outstanding. The Fund currently has no plans to issue preferred stock, but it reserves the right to do so to the full extent permitted by the 1940 Act.

COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Fund has entered into lease agreements for office locations in New York, New York and in San Francisco, California. These office locations have lease periods which expire between 2022 and 2024. Set forth below is a summary of gross lease commitments:

$ in 000s
2017	$339
2018	824
2019	837
2020	851
2021	865
2022	691
Thereafter	960

Total	$5,367

Legal Contingencies

Stockholder and Securities Matters

On April 22, 2015, a stockholder action captioned Cathy Buch v. David Filo, et al., C.A. No. 10933-VCL, was filed in the Delaware Court of Chancery against Yahoo and certain of its then-current and former directors. The complaint asserts both derivative claims, purportedly on behalf of Yahoo, and class action claims, purportedly on behalf of the plaintiff and all similarly situated stockholders, relating to the termination of, and severance payments made to, Yahoo’s former chief operating officer, Henrique de Castro. The plaintiff claims that certain former board members allegedly violated or acquiesced in the violation of Yahoo’s Bylaws when Mr. de Castro was terminated without cause, and breached fiduciary duties by allowing Yahoo to make allegedly false and misleading statements regarding the value of his severance. The plaintiff has also asserted claims against Mr. de Castro. The plaintiff seeks to have the full Board reassess the propriety of terminating Mr. de Castro without cause, potentially leading to disgorgement in favor of Yahoo of the severance paid to Mr. de Castro, an equitable accounting, monetary damages, declaratory relief, injunctive relief, and an award of attorneys’ fees and costs. Yahoo and the individual defendants filed a motion to dismiss the action, which the Court denied in part and granted in part on July 27, 2016. On April 5, 2017, the Court denied Yahoo’s motion for partial judgment on the pleadings. On May 19, 2017, a motion to dismiss the plaintiff’s derivative claims was filed by a Special Litigation Committee that was formed by Yahoo’s board of directors.

On January 27, 2016, a stockholder action captioned UCFW Local 1500 Pension Fund v. Marissa Mayer, et al., 3:16-cv-00478-RS, was filed in the U.S. District Court for the Northern District of California against Yahoo, and certain then-current and former officers and directors of Yahoo. On April 29, 2016, the plaintiff filed an amended complaint. The amended complaint asserts derivative claims, purportedly on behalf of Yahoo, for violations of the 1940 Act, breach of fiduciary duty, unjust enrichment, violations of Delaware General Corporation Law Section 124, and violations of California Business & Professions Code Section 17200. The amended complaint seeks to rescind Yahoo’s employment contracts with the individual defendants because those defendants allegedly caused Yahoo to illegally operate as an unregistered investment company. The plaintiff seeks disgorgement in favor of Yahoo, rescission, and an award of attorneys’ fees and costs. In addition, the amended complaint asserts a direct claim against Yahoo for alleged violation of Delaware General Corporation Law Section 124(1), based on the allegation that Yahoo has illegally operated as an unregistered investment company. Pursuant to this claim, the plaintiff seeks injunctive relief preventing Yahoo from entering into any future contracts, including any contracts to sell its assets. On October 19, 2016, the District Court dismissed the amended complaint, with leave to amend. On November 18, 2016, the plaintiff filed a second amended complaint seeking substantially the same relief as it did in the amended complaint. On February 10, 2017, the District Court dismissed the second amended complaint with prejudice. On March 10, 2017, the plaintiff filed a notice of appeal, which has been docketed in the United States Court of Appeals for the Ninth Circuit as Case No. 17-15435.

In January 2017, a stockholder action captioned Madrack v. Yahoo! Inc., et al., Case No. 5:17-cv-00373-LHK, was filed in the U.S. District Court for the Northern District of California against Yahoo and certain of its former officers. In March 2017, a similar stockholder action captioned Talukder v. Yahoo! Inc., et al., was filed in the U.S. District Court for the Northern District of California. In April 2017, the Court consolidated the two cases. In June, the plaintiffs filed a consolidated complaint purporting to represent a class of investors who purchased or otherwise acquired Yahoo’s stock between April 30, 2013 and December 14, 2016. The complaint asserts claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder. The complaint alleges that Yahoo’s public disclosures about its business, operations, and compliance policies were materially misleading in light of the Security Incidents discussed under “Security Incidents Contingencies” below. The complaint seeks class certification, damages, interest, and an award of attorneys’ fees and costs.

In February 2017, stockholder derivative actions captioned Summer v. Marissa Mayer, et al., Case No. 5:17-cv-00787, and Bowser v. Marissa Mayer, et al., Case No. 5:17-cv-00810, were filed in the U.S. District Court for the Northern District of California purportedly on behalf of Yahoo against certain of its then-current and former directors and officers. The complaints allege that defendants failed to disclose the Security Incidents and caused or allowed Yahoo to issue materially false and misleading statements in its public filings and other public statements. The complaints assert derivative claims, purportedly on behalf of Yahoo, for breach of fiduciary duty, unjust enrichment, and violations of Sections 14(a) and 20(a) of the Exchange Act. The complaints seek unspecified damages, disgorgement of profits and compensation obtained by the defendants, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. In May 2017, the Court consolidated the two cases.

In March 2017, a stockholder derivative and class action captioned Spain v. Marissa Mayer, et al., Case No. 17CV207054, was filed in the Superior Court of California for the County of Santa Clara. In May, the plaintiff filed an amended complaint. The complaint asserts claims for breach of fiduciary duty, purportedly on behalf of Yahoo, against certain of Yahoo’s then-current and former directors and officers. The complaint alleges that defendants failed to prevent and disclose the Security Incidents and caused or allowed Yahoo to issue materially false and misleading statements in its public filings and other public statements. The complaint also asserts claims of insider trading, purportedly on behalf of Yahoo, against certain defendants under California Corporations Code sections 25402 and 25403. The complaint also asserts direct claims, purportedly on behalf of then-current Yahoo stockholders, against the individual defendants for breach of fiduciary duty relating to disclosures in the proxy statement relating to the Sale Transaction concerning the negotiation and approval of the Stock Purchase Agreement and against Verizon for aiding and abetting the individual defendants’ alleged breach of fiduciary duty. The complaint seeks class certification, unspecified damages, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. Multiple shareholder plaintiffs have filed stockholder derivative actions making similar claims, including: The LR Trust, et al. v. Marissa Mayer, et al., Case No. 17CV306525 (Cal. Sup. Ct.); Plumbers and Pipefitters National Pension Fund v. Marissa Mayer, et al., Case No. 17CV310992 (Cal. Sup. Ct.). A similar stockholder derivative action has also been filed in the Delaware Court of Chancery, captioned Oklahoma Firefighters Pension and Retirement System v. Eric Brandt, et al., Case No. 2017-0133-SG. In May, the Court issued an order staying this action in favor of the Spain action pending in California Superior Court for the County of Santa Clara.

In addition, federal, state, and foreign governmental officials and agencies seek information and/or documents about the Security Incidents and related matters, including the SEC and the U.S. Attorney’s Office for the Southern District of New York.

The Fund may be involved in claims, suits, government investigations, and other legal proceedings, which may include intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, labor and employment claims, commercial claims, as well as stockholder derivative actions, purported class action lawsuits, and other matters.

The Fund determined as of December 31, 2016, based on its knowledge at such time, that the aggregate amount or range of losses with respect to the matters described above were not estimable and that the amount or range of losses for any matters that were estimable were not material and would not have a material adverse effect on the Fund’s consolidated financial position, results of operations or cash flows. Amounts accrued as of December 31, 2016 were not material. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. In the event of a determination adverse to the Fund, its subsidiaries, directors, or officers in these matters, the Fund may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

Security Incidents Contingencies

On September 22, 2016, Yahoo disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from Yahoo’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, Yahoo disclosed that, based on its outside forensic expert’s analysis of data files provided to Yahoo in November 2016 by law enforcement, Yahoo believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). In November and December 2016, Yahoo disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed Yahoo’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.”

Numerous putative consumer class action lawsuits were filed against Yahoo in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK; (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895; (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; and (7) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16. Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by Yahoo’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief.

In addition, as described above, putative stockholder class actions have been filed against Yahoo and certain current officers of Yahoo on behalf of persons who purchased or otherwise acquired Yahoo’s stock between April 30, 2013 and December 14, 2016, an additional putative class action was filed against certain former directors and officers of Yahoo on behalf of stockholders of Yahoo, and six stockholder derivative actions have been filed purportedly on behalf of Yahoo against its former directors and officers, each asserting claims related to the Security Incidents.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief.

Following the consummation of the Sale Transaction, pursuant to the Reorganization Agreement, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

The Fund cannot reasonably estimate a range of possible losses related to these legal proceedings at this time because the legal proceedings remain in the early stages, alleged damages have not been specified, there is uncertainty as to the likelihood of a class or classes being certified or the ultimate size of any class if certified, and there are significant factual and legal issues to be resolved. The Fund has not made a determination that a loss from these matters is probable and has determined that the amount of any such loss is not estimable at such time and therefore has not recorded an accrual for litigation or other contingencies relating to the Security Incidents. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

RISK FACTORS

You should consider the following risk factors associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.

Risks Related to Alibaba

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba Shares.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba Shares.

Alibaba is an online and mobile commerce company. If the Sale Transaction had closed as of December 31, 2016, the Fund’s Alibaba Shares would have represented approximately 61.9 percent of the value of the Fund’s total assets. The Alibaba Shares are a significant portion of the Fund’s assets. The Fund currently intends to continue to hold a substantial portion of its total assets in the form of Alibaba Shares. As a result, the market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba Shares, which in turn will be affected by Alibaba’s business, management, results of operations, and financial condition.

The trading price of Alibaba Shares has been and is likely to continue to be volatile, which could result in substantial losses to the Fund. For example, the high and low sale prices of Alibaba ADS between December 31, 2015 and December 31, 2016 were $109.87 and $59.25, respectively.

In addition to market and industry factors, the price and trading volume for the Alibaba Shares may be highly volatile for specific business reasons, including: (i) variations in Alibaba’s results of operations; (ii) announcements about Alibaba’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Alibaba or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures, or capital commitments; (vi) press reports, whether or not true, about Alibaba’s business; (vii) regulatory allegations or actions or negative reports or publicity against Alibaba, regardless of their veracity or materiality to Alibaba; (viii) changes in pricing made by Alibaba or its competitors; (ix) conditions in the online retail market; (x) additions to or departures of Alibaba management; (xi) fluctuations of exchange rates between the Renminbi and the U.S. dollar; (xii) release or expiry of any transfer restrictions on outstanding Alibaba Shares; (xiii) sales or perceived potential sales or other disposition of existing or additional Alibaba Shares or other equity or equity-linked securities, including by Alibaba’s principal shareholders, directors, officers, and other affiliates; (xiv) the creation of vehicles that hold Alibaba Shares; (xv) actual or perceived general economic and business conditions and trends in the PRC and globally; and (xvi) changes or developments in the PRC or global regulatory environment. Any of these factors may result in large and sudden changes in the volume and trading price of Alibaba Shares.

Alibaba primarily derives its revenue from online marketing services, commissions based on transaction value derived from certain of its marketplaces, fees from the sale of memberships on its wholesale marketplaces, and cloud service fees. Alibaba’s future revenue growth depends on its ability to expand into new geographic regions and grow its other businesses. Alibaba faces risks associated with expanding into sectors or geographies in which it has limited or no experience. In addition, Alibaba’s revenue growth may slow or decline for other reasons, including decreasing consumer spending, increasing competition and slowing growth of the PRC retail or PRC online retail industry and changes in government policies or general economic conditions.

Alibaba faces increasingly intense competition, mainly from Chinese and global Internet companies as well as certain offline retailers and e-commerce players, including those that specialize in a limited number of product categories. In addition, Alibaba faces increasing competition in the diversified mobile commerce industry for mobile users in the PRC from established as well as emerging mobile commerce platforms. If Alibaba is not able to compete effectively, the gross merchandise volume transacted on Alibaba’s marketplaces and the users and activity levels on its platforms may decrease significantly, which could materially and adversely affect Alibaba’s business, financial condition, and results of operations as well as its brand. The Internet industry is characterized by rapidly changing technology, evolving industry standards, new mobile apps, protocols and technologies, new service and product introductions, new media and entertainment content, and changing customer demands. Furthermore, Alibaba’s competitors are constantly developing innovations in Internet search, online marketing, communications, social networking, entertainment, and other services, on both mobile devices and personal computers, to enhance users’ online experience. Alibaba’s failure to innovate and adapt to these changes would have a material adverse effect on its business, financial condition, and results of operations.

Alibaba files with the SEC reports containing financial and other material information about its business and risks relating to its business. You are encouraged to review the information set forth in Alibaba’s registration statements on Form F-1 and Form F-4 and annual reports on Form 20-F for additional information about Alibaba’s business, management, results of operations, financial condition, and risks. You should also review Alibaba’s press releases and reports filed with the SEC on Form 6-K. This information may be obtained at the SEC’s website at https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001577552&owner=exclude&count=40. You should review information filed by Alibaba with the SEC because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of the Alibaba Shares. All information with respect to Alibaba in this registration statement is derived from Alibaba’s public filings with the SEC. Such information is provided for informational purposes only and Yahoo makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The Alibaba Partnership, Alibaba’s voting agreements with certain of its shareholders, and SoftBank’s investment in Alibaba will limit the Fund’s ability to influence the nomination and election of Alibaba directors.

The Alibaba partnership, comprised of certain management members of Alibaba, Zhejiang Ant Small and Micro Financial Services Group Co., Ltd., and Zhejiang Cainiao Supply Chain Management Co. Ltd. (the “Alibaba Partnership”), has the ability, under Alibaba’s articles of association, to nominate a simple majority of Alibaba’s board of directors. If at any time Alibaba’s board of directors consists of fewer than a simple majority of directors nominated or appointed by the Alibaba Partnership for any reason, including because a director previously nominated by the Alibaba Partnership ceases to be a member of Alibaba’s board of directors or because the Alibaba Partnership had previously not exercised its right to nominate or appoint a simple majority of Alibaba’s board of directors, the Alibaba Partnership will be entitled (in its sole discretion) to nominate or appoint such number of additional directors to the board as necessary to ensure that the directors nominated or appointed by the Alibaba Partnership comprise a simple majority of Alibaba’s board of directors.

Alibaba, Yahoo, and SoftBank entered into a voting agreement pursuant to which SoftBank, Yahoo, Jack Ma, and Joe Tsai agreed to vote their shares in favor of the Alibaba Partnership director nominees at each annual general stockholders meeting, so long as SoftBank owns at least 15 percent of Alibaba’s outstanding ordinary shares. As of December 31, 2016, SoftBank owned approximately 29.9 percent of the Alibaba Shares based on publicly available filings with the SEC. Furthermore, the voting agreement provides that SoftBank has the right to nominate one director to the board of Alibaba until SoftBank owns less than 15 percent of Alibaba’s outstanding ordinary shares. In addition, pursuant to the voting agreement, Yahoo, Jack Ma, and Joe Tsai have agreed to vote their shares (including shares for which they have voting power) in favor of the election of the SoftBank director nominee at each annual general shareholders meeting in which the SoftBank nominee stands for election. Moreover, subject to certain exceptions, pursuant to the voting agreement SoftBank and Yahoo have agreed to give Jack Ma and Joe Tsai a proxy over, with respect to SoftBank, any portion of its shareholdings exceeding 30 percent of Alibaba’s outstanding shares and, with respect to Yahoo, all of its shareholdings up to a maximum of 121.5 million of Alibaba’s ordinary shares. These proxies will remain in effect until Jack Ma owns less than 1 percent of Alibaba’s ordinary shares on a fully diluted basis or Alibaba materially breaches the voting agreement. The Fund remains a party to, and is subject to all of Yahoo’s obligations under, the voting agreement.

As a result of the foregoing nomination and voting arrangements, the Fund’s ability to affect the management of Alibaba through election of directors to Alibaba’s board of directors will be substantially limited.

The Fund’s investment performance may be materially and adversely affected by economic conditions in the PRC as well as globally.

A significant portion of the Fund’s assets consists of Alibaba Shares. Alibaba has significant operations in the PRC. As a result, the Fund’s investment performance and net income are impacted to a significant extent by economic, political and legal developments in the PRC.

Chinese equities and many American Depositary Shares issued by companies that primarily operate in the PRC, including Alibaba, have experienced increased volatility since May 2015. Although the PRC government has taken steps to seek to stabilize the PRC equity markets, it is uncertain what effect such measures will have, if any, on the PRC equity markets or on the price of American Depositary Shares issued by companies that primarily operate in the PRC. Continued price drops in the PRC equity markets and any related price drops of American Depositary Shares issued by companies that primarily operate in the PRC may adversely affect the Fund’s investment performance and the market price of the Fund’s common stock.

The PRC government has in recent years implemented a number of measures to control the rate of economic growth, including by raising interest rates and adjusting deposit reserve ratios for commercial banks, as well as by implementing other measures designed to tighten credit and liquidity and regulate its securities market. These measures have contributed to a slowdown of the PRC economy. While the PRC government started easing its monetary policy in 2015, there have been signs of a continuing economic slowdown in the PRC. Any continuing or worsening slowdown could significantly reduce domestic commerce in the PRC, including business activities conducted through the Internet generally and within the online services and e-commerce industry in which the Fund’s investments are concentrated. An economic downturn, whether actual or perceived, a further decrease in economic growth rates, or an otherwise uncertain economic outlook in the PRC or any other market could have a material adverse effect on the Fund’s investment performance and financial condition.

The PRC economy differs from the economies of most developed countries in many respects, including the extent of government involvement, level of development, growth rate, control of foreign exchange, and allocation of resources. Although the PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in the PRC is still owned by the PRC government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over the PRC’s economic growth by strategically allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, regulating financial services and institutions, and providing preferential treatment to particular industries or companies.

While the PRC economy has experienced significant growth in the past three decades, growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall PRC economy, but may also have a negative effect on the Fund. The Fund’s financial condition and results of operation could be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to Alibaba.

If the PRC government deems that Alibaba’s contractual arrangements in relation to variable interest entities owned by PRC citizens and through which Alibaba conducts its business in the PRC do not comply with PRC government restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, Alibaba’s business and results of operations may be impacted, which in turn may adversely affect the Fund’s investment performance.

Foreign ownership of certain types of Internet businesses in the PRC, such as Internet information services, is subject to restrictions under applicable PRC laws, rules, and regulations and foreign investors are generally not permitted to own more than 50 percent of the equity interests in a value-added telecommunication service provider. Alibaba provides Internet information services in the PRC through a number of PRC incorporated variable interest entities (“VIEs”), which are owned by PRC citizens who are Alibaba’s founders or senior employees or by PRC entities owned by such PRC citizens, and who have contractual arrangements with Alibaba. These contractual arrangements give Alibaba effective control over each of the VIEs enabling it to obtain substantially all of the economic benefits arising from the VIEs and consolidate the financial results of the VIEs in its results of operations. Although the VIE structure adopted by Alibaba is consistent with longstanding industry practice, and is commonly adopted by comparable companies in the PRC, the PRC government may not agree that these arrangements comply with PRC licensing, registration, or other regulatory requirements, with existing policies, or with requirements or policies that may be adopted in the future.

In January 2015, the Ministry of Commerce of the PRC published a discussion draft of the proposed Foreign Investment Law (the “Discussion Draft”), which aims to, upon its enactment, replace the existing laws regulating foreign investment in the PRC. While the Ministry of Commerce of the PRC completed the solicitation of the comments on the Discussion Draft in February 2015, there are still substantial uncertainties with respect to its enactment timetable. The Discussion Draft, if enacted as proposed, may impact the viability of Alibaba’s current corporate structure, corporate governance, and business operations. There are substantial uncertainties with regard to the interpretation and application of the Discussion Draft, once enacted, and to current PRC laws, rules, and regulations. If Alibaba or any of its VIEs are found to be in violation of any existing or future PRC laws, rules, or regulations, or fail to obtain or maintain any of the required permits or approvals, or fulfill any reporting obligations, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, which could have a material adverse effect on the business, financial condition, and results of operations of Alibaba, and in turn, the Fund’s investment performance.

There are uncertainties regarding the interpretation and enforcement of PRC laws, rules, and regulations.

Most of Alibaba’s operations are conducted in the PRC and are governed by the PRC laws, rules, and regulations. Alibaba’s PRC subsidiaries are subject to laws, rules, and regulations applicable to foreign investment in the PRC. The PRC legal system is a civil law system based on written statutes. Prior court decisions may be cited for reference but, unlike the common law system, they have limited precedential value.

In 1979, the PRC government began to promulgate a comprehensive system of laws, rules, and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investment in the PRC. However, the PRC has not developed a fully integrated legal system, and recently enacted laws, rules, and regulations may not sufficiently cover all aspects of economic activities in the PRC, or may be subject to significant degrees of interpretation by PRC regulatory agencies. In particular, because these laws, rules, and regulations are relatively new, and because of the limited number of published decisions and their nonbinding nature, and because the laws, rules, and regulations often give the relevant regulator significant discretion in how to enforce them, the interpretation and enforcement of these laws, rules, and regulations involve uncertainties, and can be inconsistent and unpredictable. In addition, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all, and which may have a retroactive effect. As a result, Alibaba may not be aware of any violation of these policies and rules until sometime after the occurrence of the violation.

Any administrative and court proceedings in the PRC may be protracted, resulting in substantial costs and diversion of resources and management attention. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection Alibaba enjoys than in more developed legal systems. These uncertainties may impede Alibaba’s ability to enforce the contracts it has entered into, and could materially and adversely affect the performance of the Fund’s investments.

Risks Related to Yahoo Japan

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan Shares and the Yen/USD foreign exchange rate.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan Shares. The equity valuation of the Fund’s investment in Yahoo Japan and the dividends the Fund receives from Yahoo Japan may be impacted due to fluctuations in the Yen/USD foreign exchange rate. The Japanese yen has shown volatility in the past and may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

Yahoo Japan provides a wide range of online services to Internet users in Japan, from search and information listing to community and e-commerce. If the Sale Transaction had closed as of December 31, 2016, the Fund’s Yahoo Japan Shares would have represented approximately 14.2 percent of the value of the Fund’s total assets based on the Yen/USD foreign exchange rate on such date. The Yahoo Japan Shares are a significant portion of the Fund’s assets. The Fund currently intends to continue to invest a substantial portion of its total assets in the Yahoo Japan Shares. As a result, the market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan Shares, which in turn will be affected by Yahoo Japan’s business, management, results of operations, and financial condition. You are encouraged to review the risk factors affecting the businesses and operations of Yahoo Japan available on the Yahoo Japan Website at http://ir.yahoo.co.jp/en/policy/risk.html.

The trading price of Yahoo Japan Shares can be volatile, which could result in substantial losses to the Fund. For example, the high and low sale prices of Yahoo Japan Shares between December 31, 2015 and December 31, 2016 were ¥534 and ¥385, respectively. Yahoo Japan Shares are listed on the Tokyo Stock Exchange, which means the investment performance of Yahoo Japan Shares are impacted by fluctuations in the Japanese equity market, which has experienced increased volatility and decline since late 2015. In addition to market and industry factors, the price and trading volume for the Yahoo Japan Shares may be volatile for specific business reasons, including: (i) variations in Yahoo Japan’s results of operations; (ii) announcements about Yahoo Japan’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Yahoo Japan or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures or capital commitments; (vi) press reports, whether or not true, about Yahoo Japan’s business; (vii) regulatory allegations or actions or negative reports or publicity against Yahoo Japan, regardless of their veracity or materiality to Yahoo Japan; (viii) changes in pricing made by Yahoo Japan or its competitors; (ix) conditions in the online retail market; (x) additions to or departures of Yahoo Japan management; (xi) fluctuations of exchange rates between the Japanese yen and the U.S. dollar; (xii) actual or perceived general economic and business conditions and trends in Japan and globally; and (xiii) changes or developments in Japan or global regulatory environment. Any of these factors may result in large and sudden changes in the volume and trading price of Yahoo Japan Shares.

Yahoo Japan generates a significant amount of its revenue from its advertising-related and e-commerce businesses, which may be hindered by such factors as a slow growth in the Internet advertising market, a decrease in advertising expenditures (which could result from macroeconomic trends, changing user behavior or trends in advertising budget allocations), Yahoo Japan’s failure to obtain a significant share of the mobile advertising market, or a slowdown in the growth rate of users of member services or fee-based services, each of which could negatively impact Yahoo Japan’s advertising revenues and business performance.

Yahoo Japan operates in an intensely competitive and technology-based Internet market that is subject to rapid changes, including changes in laws and the regulatory environment and the risk of consumer lawsuits or lawsuits alleging intellectual property infringements. It faces competition from companies that are in the business of mobile operating system development, Internet advertising, and e-commerce. Competitors include companies such as Rakuten, Google and Microsoft. The Internet sector is characterized by fast technological changes, evolving industry standards, changing market conditions, and frequent new product and service introductions and enhancements. The introduction of services using new technologies or the adoption of new industry standards can make the existing products or services under development obsolete or unmarketable. In order to compete effectively, Yahoo Japan must continually adapt to a rapidly changing business environment and introduce new products and services that achieve market acceptance. If Yahoo Japan’s services become obsolete or it is slow to implement new technologies, then it could suffer a decline in competiveness against its competitors. There can be no assurance that Yahoo Japan can maintain its market position in the Japanese Internet market, and the failure to so maintain its position could have a negative impact on its business performance. Yahoo Japan also relies on Google to provide search engine and advertisement services tied to web searches, which agreement expires March 31, 2019. Changes in this relationship, any relationship with any significant shareholder or other business partner, or any business strategies of such shareholders or partners could adversely affect Yahoo Japan’s businesses and services.

The Fund’s ability to sell its Yahoo Japan Shares is subject to the joint venture agreement between Yahoo and SoftBank. Under this joint venture agreement, each party is required to give the other party a 20 day prior written notice of its intention to sell Yahoo Japan Shares. In addition, the selling party must provide the non-selling party with a right of first refusal to purchase Yahoo Japan Shares being sold to a third party on the same terms and conditions being offered to the third party. If the non-selling party declines to purchase the selling party’s Yahoo Japan Shares, the non-selling party has the right to participate in the sale of the Yahoo Japan Shares by the selling party on a pro rata basis. Without the consent of SoftBank, the Fund may not (i) directly or indirectly sell, assign, transfer or otherwise dispose of, or pledge or otherwise encumber, any Yahoo Japan shares except for sales in the open market or (ii) purchase additional shares of Yahoo Japan on the open market from any third party. There is no assurance that the Fund’s obligations under this joint venture agreement or Japanese law will not adversely affect the Fund’s ability to sell its Yahoo Japan Shares or obtain the market price for its Yahoo Japan Shares.

In addition, under the terms of the Stock Purchase Agreement, the Fund may not, without Verizon’s consent, to the extent within Yahoo’s control, and except as may result in a violation by the Fund or any of its directors, officers, or employees of applicable law (including fiduciary duties) sell its shares in Yahoo Japan or consent to an acquisition of Yahoo Japan or all or substantially all of Yahoo Japan’s assets if such action would reasonably be expected to cause the termination of, or give Yahoo Japan the right to terminate, the license agreement between Yahoo Japan and Yahoo.

You are encouraged to review the information set forth on the Yahoo Japan Website for additional information about Yahoo Japan’s business, management, results of operations, financial condition, and risks. This information may be obtained on the Yahoo Japan Website on the Investor Relations page at http://ir.yahoo.co.jp/en/. You should also review Yahoo Japan’s English language press releases available on the Yahoo Japan Website on the Press Releases page at http://pr.yahoo.co.jp/en/. You should review information made available by Yahoo Japan because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of the Yahoo Japan Shares. All information with respect to Yahoo Japan in this registration statement is derived from information available on the Yahoo Japan Website. Such information is provided for informational purposes only and Yahoo makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The Fund’s investment performance may be materially and adversely affected by economic conditions in Japan as well as globally.

A significant portion of the Fund’s assets consists of Yahoo Japan Shares. Yahoo Japan has significant operations in Japan. As a result, the Fund’s investment performance and net income are impacted to a significant extent by economic and operating conditions in Japan.

The Japanese economy has only recently emerged from a prolonged economic downturn. Since 2000, Japan’s economic growth has remained relatively low. Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases, and budget deficits. In the past, at times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. The foregoing factors, as well as other political, social, regulatory, economic, or environmental events that occur in Japan, including changes in domestic consumption, increases in government debt, and changes to fiscal, monetary, or trade policies, may affect Japanese markets and adversely affect the Fund’s investment performance.

Japan’s international trade has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic, political, or social instability of these countries (whether resulting from local or global events). Japan’s important trade partners include the United States, the PRC, and certain countries in Southeast Asia, and such trade can be affected by conditions in these other countries and currency fluctuations.

Despite a deepening in the economic relationship between Japan and the PRC, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect Japan’s economy, especially the export sector, and destabilize the region as a whole.

Japan’s decline in productivity due to a population decrease, aging society, and stagnant investment due to the population decrease as well as uncertainty regarding reform efforts and their successful implementation could materially and adversely affect the Fund’s investment performance.

Some of Japan’s economic reform and trade liberalization measures may benefit the overall economy of Japan, but may also have a negative effect on the Fund. The Fund’s investment performance could be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to Yahoo Japan.

Shareholder rights under Japanese law may be more limited than shareholder rights under the laws of the United States.

Yahoo Japan is regulated by, among other rules and regulations, the Companies Act (Act No. 86 of July 26, 2005) which governs its corporate affairs. Legal principles relating to the operation of Yahoo Japan, including as to matters such as the validity of corporate procedures, directors’ and officers’ fiduciary duties, and shareholders’ rights may be different from those that apply to U.S. companies. Shareholder rights under Japanese law may not be as extensive as shareholders’ rights under the laws of the United States. In addition, Japanese courts may not be willing to enforce liabilities against Yahoo Japan in actions brought in Japan that are based upon the securities laws of the United States or any U.S. state.

The Fund’s ability to sell or otherwise dispose of the Alibaba Shares, Yahoo Japan Shares, and Minority Investments is limited by certain factors.

Factors limiting the Fund’s ability to dispose of its assets include:

•	the Fund’s current intention of holding its Alibaba Shares under normal market conditions;

•	the size of the Fund’s stake in each of Alibaba and Yahoo Japan relative to the average trading volumes for Alibaba Shares and Yahoo Japan Shares may make it more difficult for the Fund to sell large quantities of Alibaba Shares and Yahoo Japan Shares in a short period of time or at prices at which the Fund carries such shares on its books for purposes of calculating the Fund’s net asset value;

•	the Fund’s low tax basis in its Alibaba Shares and Yahoo Japan Shares, which would likely result in the Fund being required to pay significant capital gains tax if it sold or otherwise disposed of its Alibaba Shares or Yahoo Japan Shares; and

•	restrictions under securities laws on the Fund’s ability to dispose of Yahoo Japan Shares when it is, or is deemed to be, in possession of material non-public information regarding Yahoo Japan, due to its representatives serving on the board of directors of Yahoo Japan.

As a result, the Fund may not sell or otherwise dispose of Alibaba Shares or Yahoo Japan Shares even in circumstances in which an investor who is not subject to these considerations might determine to sell Alibaba Shares or Yahoo Japan Shares. Accordingly, the Fund may continue to hold Alibaba Shares and Yahoo Japan Shares during periods in which the value of Alibaba Shares or Yahoo Japan Shares, as applicable, declines substantially.

In addition, under the terms of the Stock Purchase Agreement, the Fund may not, without Verizon’s consent, to the extent within the Fund’s control, and except as may result in a violation by the Fund or any of its directors, officers, or employees of applicable law (including fiduciary duties) sell its shares in Yahoo Japan or consent to an acquisition of Yahoo Japan or all or substantially all of Yahoo Japan’s assets if such action would reasonably be expected to cause the termination of, or give Yahoo Japan the right to terminate, the license agreement between Yahoo Japan and Yahoo, although the Fund does not believe this provision limits its ability to sell Yahoo Japan Shares on the Tokyo Stock Exchange.

Risks Related to the Fund’s Operations as an Investment Company

Investments in the Fund may perform poorly and could result in your entire investment being lost.

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire amount that you invest. At any point in time, your shares of the Fund’s common stock may be worth less than your original investment. There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund’s common stock should not be considered a complete investment program.

An investment in the Fund’s common stock should not be considered a complete investment program. Each stockholder should take into account the Fund’s investment objective and policies, as well as the stockholder’s other investments when considering an investment in the Fund.

The Fund’s investments in equity securities are volatile.

Stock markets are volatile, and the prices of equity securities, such as the Alibaba Shares and the Yahoo Japan Shares, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although over many historical periods common stocks have generated higher average total returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of such equity securities. Equity securities may also decline due to factors affecting the issuer’s industry. The value of the equity securities held by the Fund, such as the Alibaba Shares and the Yahoo Japan Shares, may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets, and reduced demand for its goods and services, or when political or economic events affecting the issuer occur. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of the issuer’s shares. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market. Stock markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies and industries. These fluctuations may include a so-called “bubble market” in which investors temporarily raise the price of the stocks of companies in certain industries, such as the e-commerce industry, to unsustainable levels. These market fluctuations may significantly affect the trading price of the Fund’s investments, including the Fund’s Alibaba Shares and Yahoo Japan Shares. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and issuers’ borrowing costs increase. Equity securities are structurally subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of the issuer.

The Fund’s revenue sources may be limited.

The Fund’s investment assets are its direct and indirect interests in the Alibaba Shares, the Yahoo Japan Shares, the Minority Investments, the Marketable Debt Securities Portfolio, and the Excalibur IP Assets. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s potential sources of cash include:

•	available cash balances, including interest income from the Marketable Debt Securities Portfolio;

•	any dividends the Fund may receive from its investment in the Alibaba Shares (although Alibaba does not currently pay dividends on Alibaba Shares) or the Yahoo Japan Shares;

•	income from the monetization and licensing of the Excalibur IP Assets;

•	amounts the Fund is able to borrow;

•	income the Fund may be able to earn from lending its portfolio securities; and

•	proceeds from any asset sales, net of taxes.

Prior to the date of this registration statement, Alibaba has not paid dividends on Alibaba Shares and has stated that it does not currently intend to pay dividends on Alibaba Shares. Yahoo Japan declared a year-end cash dividend of ¥8.86 or approximately $0.0792 (based on the Yen/USD foreign exchange rate as of March 31, 2017 per Yahoo Japan Share for the fiscal year ended March 2017 (which resulted in an aggregate dividend of approximately $151,865,000 being paid to Yahoo in 2017) and has publicly stated that it intends to maintain its annual per-share dividends at this level until March 2019. No assurance can be given that Yahoo Japan will maintain its current annual per share cash dividend for any future fiscal years. In 2016, the Marketable Debt Securities Portfolio generated $61,000,000 of income for Yahoo. No assurance can be given that the Marketable Debt Securities Portfolio will produce as much income for the Fund, particularly if all or a portion of the Marketable Debt Securities Portfolio is monetized to fund repurchases of the Fund’s common stock.

The Fund may not be able generate income from other sources. As a result, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells Alibaba Shares, Yahoo Japan Shares, Minority Investments, the Marketable Debt Securities Portfolio, or Excalibur IP Assets, which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of borrowed money could result in greater volatility and losses.

The Fund currently has $1.4 billion in principal amount of Convertible Notes outstanding. Although the Fund currently has no intent to do so, the Fund may enter into leverage transactions (i) to fund working capital and pay other expenses of the Fund, (ii) to repurchase shares of its common stock and pay dividends to its stockholders, and (iii) to seek to enhance returns or to diversify its portfolio, in each case if and to the extent authorized by the Board from time to time. As a result, the net asset value and market value of its common stock may be more volatile. Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s common stock. Therefore, if the market value of the Fund’s portfolio declines, the borrowing will result in a greater decrease in net asset value to the holders of the Fund’s common stock than if the Fund had not borrowed money. This net asset value decrease may cause a greater decline in the market price of the Fund’s common stock. In extreme cases, the Fund might be in danger of failing to maintain the 300 percent asset coverage required by the 1940 Act. In such an event, the Fund might liquidate investments in order to repay all or a portion of the money it had borrowed. The Fund would be required to pay taxes on any gains realized in connection with any sale of its assets to repay its borrowings. A sale of Alibaba Shares, Yahoo Japan Shares, Marketable Debt Securities Portfolio, Minority Investments or Excalibur IP Assets at times when the value of such assets has declined would be disadvantageous to the Fund.

Lending the Fund’s securities to third parties may cause losses.

The Fund may lend its Eligible Portfolio Securities to banks or dealers which meet the creditworthiness standards established by the Board from time to time. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund, and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned, or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund relies on service providers for certain functions that are integral to the Fund’s operations and financial performance, including management of its Marketable Debt Securities Portfolio, custody of its assets and transfer agency, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

The Fund relies on the competence and continued service of its own officers and directors to manage the Fund, other than the Marketable Debt Securities Portfolio.

The Fund is internally managed by its executive officers under the supervision of the Board and does not currently intend to depend on a third-party investment adviser, except that the Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio. The Fund will incur the operating expenses associated with employing its executive officers and employees. The Fund depends upon the members of its senior management for the monitoring of the Fund’s investments, other than the Marketable Debt Securities Portfolio. If the Fund loses the services of any senior management members the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

The Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio.

The Marketable Debt Securities Portfolio is managed by the External Advisers, who will, in doing so, apply the investment guidelines described above under “Investment Guidelines for the Marketable Debt Securities

Portfolio.” There can be no assurances that the Fund’s investment program for the Marketable Debt Securities Portfolio, as implemented by the External Advisers, will be successful. The External Advisers’ investment strategies may not produce the desired results for the Marketable Debt Securities Portfolio. Additionally, the investment guidelines for the Marketable Debt Securities Portfolio may constrain the investment discretion of External Advisers in a manner that results in the Marketable Debt Securities Portfolio achieving less desirable results than if such investment guidelines were different or did not exist. Moreover, the External Advisers may fail to adhere to the investment guidelines for the Marketable Debt Securities Portfolio, which could result in losses, less desirable results or a greater risk profile for the Marketable Debt Securities Portfolio than the Fund intends. There is no guarantee that the External Advisers will be able to achieve desirable results for the Marketable Debt Securities Portfolio.

By hiring the External Advisers to manage the Marketable Debt Securities Portfolio, the Fund has become subject to the risks associated with having third parties exercise discretion over the investment of the Marketable Debt Securities Portfolio.

The Fund is subject to external management risk because its Marketable Debt Securities Portfolio is actively managed by the External Advisers. The External Advisers will apply investment techniques and risk analyses in making investment decisions for the Marketable Debt Securities Portfolio, but there can be no guarantee that these will produce the desired results.

A risk of loss also exists due to fraud on the part of the External Advisers, intentional or inadvertent deviations from the Marketable Debt Securities Portfolio’s investment guidelines or simply poor judgment. Although the Fund believes the External Advisers will operate with integrity and sound operational and organizational standards, the Fund may have no, or only limited, access to information regarding the activities of the External Advisers, and the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, although the Fund will monitor the activities of the External Advisers, it may be difficult, if not impossible, for the Fund to protect itself from the risk of fraud, misrepresentation or material strategy alteration. The Fund has no control over the day-to-day operations of the External Advisers. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the Marketable Debt Securities Portfolio.

Fund service providers, including the External Advisers, may be the subject of cyber-attacks that could have severe negative impacts on the Fund.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by one or more of the External Advisers, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has implemented business continuity plans in the event of, and risk management systems to prevent, cyber-attacks against its systems, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its stockholders could be negatively impacted as a result.

Misconduct or misrepresentations by employees of the Fund, one or more of the External Advisers or any of the Fund’s other service providers could cause significant losses to the Fund.

Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Fund’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Fund’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Fund will identify or prevent any such misconduct.

As a non-diversified investment company, the Fund’s investment performance is at risk from fluctuations in Alibaba’s and Yahoo Japan’s performance.

The Fund is a non-diversified investment company under the 1940 Act. As a result, there are no regulatory requirements under the 1940 Act that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer and the Fund’s assets are primarily invested in Alibaba and Yahoo Japan. As a consequence, the aggregate returns the Fund realizes may be adversely affected if its investment in Alibaba or its investment in Yahoo Japan performs poorly. To the extent that the Fund’s investments in Alibaba and Yahoo Japan remain a large portion of its assets, the Fund’s returns may fluctuate as a result of any single economic, political, or regulatory occurrence affecting, or in the market’s assessment of, Alibaba or Yahoo Japan to a greater extent than those of a diversified investment company.

The Fund’s investments are concentrated in the online services and e-commerce industry, and risks associated with this industry may adversely affect the Fund’s investments.

The Fund’s investments are concentrated in the online services and e-commerce industry. Because the Fund is focused in a specific industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the online services and e-commerce industry may have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the online services and e-commerce industry will lag behind the performance of other industries or the broader market as a whole.

Alibaba operates a platform for third parties to sell products through its website. Yahoo Japan provides a wide range of online services to internet users in Japan, from search and information listing to community and e-commerce. Alibaba and Yahoo Japan encounter risks and difficulties frequently experienced by Internet-based businesses, including risks related to their ability to attract and retain customers on a cost-effective basis and their ability to operate, support, expand, and develop their Internet operations, website, software, and other related operational systems.

Any compromise of Alibaba’s or Yahoo Japan’s online security or misappropriation of proprietary information could have a material adverse effect on the Fund’s investments. Advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments may result in a compromise or breach of the technology used by Alibaba or Yahoo Japan to protect client transaction data. Anyone who is able to circumvent Alibaba’s or Yahoo Japan’s security measures could misappropriate proprietary information or cause material interruptions in Alibaba’s or Yahoo Japan’s operations. Alibaba or Yahoo Japan may be required to expend significant capital and other resources to protect against security breaches or to minimize problems caused by security breaches. To the extent that Alibaba’s or Yahoo Japan’s activities involve the storage and transmission of proprietary information, security breaches could damage Alibaba’s or Yahoo Japan’s reputation and expose them to a risk of loss and/or litigation which might adversely impact the Fund’s investment performance.

The online and e-commerce business is dependent upon the continued use of the Internet by consumers via computers and mobile devices. The ways in which consumers access and use the Internet rapidly evolve, and there can be no assurance that these changes will not adversely affect the industry.

New regulation or changes to existing regulation of Internet services and e-commerce companies could adversely affect Alibaba’s or Yahoo Japan’s profitability and operations and the value of the Fund’s investments in Alibaba and Yahoo Japan.

E-commerce companies sometimes receive communications alleging that items or content offered or sold through their online marketplaces by third parties, or that they make available through other services such as online music platforms, infringe third-party copyrights, trademarks, patents, or other intellectual property rights. Moreover, e-commerce companies receive negative publicity regarding the sales of counterfeit and pirated items or content on their marketplaces. Continued public perception that counterfeit or pirated items or content are commonplace on e-commerce marketplaces, or perceived delays in removal of these items or content from e-commerce marketplaces, even if factually incorrect, can damage the reputation of e-commerce companies, result in lower list prices for items or content sold through their marketplaces, harm e-commerce business, and adversely affect the value of the Fund’s investments.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and directors to oversee the Fund.

These and other limitations imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

If the Fund were unable to claim an exclusion from the definition of “commodity pool operator” due to the Fund’s trading activity, the Fund would face additional regulatory requirements and increased expenses.

Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, provided specified requirements are met. In order to claim this exclusion, the Fund will limit its transactions, if any, in futures, options on futures, and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (1) the aggregate initial margin and premiums required to establish its futures, options on futures, and swaps do not exceed five percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (2) the aggregate net notional value of its futures, options on futures, and swaps does not exceed 100 percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund will not be subject to regulation under the Commodity Exchange Act or otherwise regulated by the CFTC. If the Fund were to be unable to claim the exclusion, due to the Fund’s trading activity, such as an increased use of derivatives, or a change in the registration requirements for commodity pool operators, the Fund would become subject to registration and regulation as a commodity pool operator, which would subject the Fund to additional registration and regulatory requirements and increased operating expenses.

The Fund’s Marketable Debt Securities Portfolio will be exposed to market risk for changes in interest rates.

The Fund’s exposure to market risk for changes in interest rates primarily relates to its Marketable Debt Securities Portfolio. The Fund will invest excess cash in money market funds, time deposits, and liquid debt instruments of the U.S. and foreign governments and their agencies, and high-credit corporate issuers which are classified as marketable debt securities and cash equivalents.

Investments in fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall. Due in part to these factors, the Fund’s future investment income may fall short of expectations due to changes in interest rates or the Fund may suffer losses in principal if forced to sell securities that have declined in market value due to changes in interest rates or changes in credit quality. A hypothetical 100 basis point increase in interest rates would have resulted in an estimated decrease in the fair value of the Fund’s debt securities of $28 million and $35 million as of December 31, 2015 and 2016, respectively.

The Fund is exposed to litigation and investigations, including litigation and investigations related to the Sale Transaction.

The Fund is subject to pending litigation, and may become subject to further litigation, including litigation related to entering into the Sale Transaction. This litigation will include actions by third parties against the Fund, as well as direct actions by the Fund’s securityholders against the directors and/or officers of the Fund for alleged breaches of fiduciary duty or derivative actions brought by Fund stockholders in the name of the Fund.

The Fund is further exposed to certain liabilities arising out of certain data security incidents and other data breaches incurred by Yahoo (collectively, the “Data Breaches”) , which may have an adverse impact on the Fund. The Fund has retained certain liabilities arising out of governmental or third party investigations, litigation or claims related to the Data Breaches. The Fund faces numerous putative consumer class action lawsuits, putative stockholder class actions on behalf of persons who purchased or otherwise acquired Yahoo’s stock between April 30, 2013 and December 14, 2016 and multiple stockholder derivative actions, some of which also assert class claims on behalf of current stockholders of the Fund, and other lawsuits and claims may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief, allegedly arising out of the Data Breaches. Yahoo was also facing investigations by a number of federal, state, and foreign governmental officials and agencies.

These claims and investigations may adversely affect how the Fund operates its business, divert the attention of management from the operation of the Fund, and result in additional costs and potential fines. These potential actions and potential liabilities could also have a significant adverse impact on the Fund’s net asset value and could delay any actions or transactions aimed at returning assets to stockholders or realizing value for stockholders through transactions involving portfolio assets.

Risks Related to the Fund’s Common Stock and the Securities Market

An active trading market for the Fund’s common stock might not develop.

There is a risk that an active trading market might not develop or be sustained for the Fund’s common stock. The Fund cannot predict the prices at which the Fund’s common stock may trade or whether the market value of the Fund’s common stock will be less than, equal to, or greater than the market value of Yahoo common stock prior to the Sale Transaction or the net asset value of the Fund’s common stock after the Sale Transaction.

The market price of the Fund’s common stock may fluctuate significantly due to a number of factors, some of which may be beyond the Fund’s control, including:

•	the market price of Alibaba Shares and Yahoo Japan Shares;

•	changes to tax laws or regulations to which the Fund, Alibaba, or Yahoo Japan is subject;

•	lack of demand in the market for shares of the Fund’s common stock; and

•	domestic and foreign economic conditions.

Shares of the Fund’s common stock may trade at a substantial discount from net asset value.

Shares of closed-end management investment companies frequently trade at a discount from net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets are generally considered by market participants in determining whether to purchase or sell the Fund’s common stock, whether investors will realize gains or losses upon the sale of the Fund’s common stock will depend entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock is determined by factors beyond the control of the Fund, such as supply of and demand for the Fund’s common stock, trading volume of the Fund’s common stock, general market and economic conditions, and other factors, the Fund cannot predict whether the Fund’s common stock will trade at, below, or above net asset value. In addition, the price of the Fund’s common stock may be adversely affected by the ability of investors to invest directly in Alibaba Shares and Yahoo Japan Shares and not be subject to the fees and expenses incurred by the Fund in connection with its operations, which may also reduce the liquidity of the Fund’s common stock which, in turn, may make the market price of the Fund’s common stock more volatile.

The Fund’s directors and executive officers are compensated, in part, with deferred compensation based on attainment of performance targets pre-established by the Board.

The Fund’s Compensation Committee has adopted a deferred compensation plan for the Fund’s directors and executive officers that may create an incentive for Fund management to make riskier and more speculative decisions than would be the case in the absence of such compensation arrangement, which could lead to adverse consequences for the Fund and stockholders. For additional information about the deferred compensation plan, see the section of this registration statement entitled “Management of the Fund—Compensation of Officers and Directors—Officer Compensation—Long-Term Deferred Compensation.”

Delaware statutes and certain provisions in the Fund’s certificate of incorporation and bylaws could make it more difficult for a third-party to acquire the Fund.

Under the Fund’s certificate of incorporation and bylaws, the Board has the authority to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders. The rights of the holders of the Fund’s common stock may be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock may have the effect of delaying, deterring, or preventing a change in control of the Fund without further action by the stockholders and may adversely affect the voting and other rights of the holders of the Fund’s common stock.

The Fund’s certificate of incorporation and bylaws include provisions eliminating the ability of stockholders to take action by written consent and limiting the ability of stockholders to raise matters at a meeting of stockholders without giving advance notice, which may have the effect of delaying or preventing changes in control or changes in the Fund’s management, which could have an adverse effect on the market price of the Fund’s stock and the value of the $1.4 billion aggregate principal amount of the Fund’s Convertible Notes. In addition, the Fund’s certificate of incorporation and bylaws do not permit cumulative voting, which may make it more difficult for a third-party to gain control of the Board. Further, the Fund is subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which will prohibit the Fund from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, even if such combination is favored by a majority of stockholders, unless the business combination is approved in a prescribed manner. The application of Section 203 also could have the effect of delaying or preventing a change in control of the Fund.

Any of these provisions could, under certain circumstances, depress the market price of the Fund’s common stock and Convertible Notes.

Regulatory changes under the new administration may adversely affect the Fund’s assets or result in changes to its investment objectives and policies.

The Fund’s current investment objective and policies were adopted based on current statutes, regulations, and policies applicable to United States financial markets and institutions, corporation taxation, and international trade. The Fund cannot predict which statutes, regulations, or policies will be changed or repealed, or if changes are made, their effect on the value of the Fund’s assets. Because the Fund’s investment objective and policies are not fundamental, the Fund retains the right to change them in response to any such changes or for any other reason if the Board of Directors determines such changes to be in the best interests of stockholders. Examples of changes to the Fund’s investment objective and policies include: retaining assets that otherwise would have been sold; selling assets that otherwise would have been retained; selling assets on an accelerated or delayed time frame; diversifying the Fund’s assets to seek to minimize losses, to enhance gains or to seek to become a “regulated investment company” under the Code; and changing the way the Fund uses derivatives to seek to hedge against or profit from possible changes in the value of the Fund’s assets.

Risks Relating to the Fund’s Convertible Notes

The conditional conversion feature of the Convertible Notes, if triggered, may adversely affect the Fund’s financial condition and operating results.

In the event the conditional conversion feature of the Convertible Notes is triggered, holders of Convertible Notes will be entitled to convert the Convertible Notes at any time during specified periods at their option. If one or more holders elect to convert their Convertible Notes, unless the Fund elects to satisfy its conversion obligation by delivering solely shares of the Fund’s common stock (other than paying cash in lieu of delivering any fractional share), the Fund would be required to settle a portion or all of its conversion obligation through the payment of cash, which could adversely affect the Fund’s liquidity or cause the Fund to sell assets at a time it would not otherwise choose to do so.

The Fund may not have the ability to raise the funds necessary to settle conversions of the Convertible Notes in cash or to repurchase the Convertible Notes upon a Fundamental Change, and the Fund’s future debt may contain limitations on its ability to pay cash upon conversion or repurchase of the Convertible Notes.

Holders of the Convertible Notes will have the right to require the Fund to repurchase all or a portion of their Convertible Notes upon the occurrence of a Fundamental Change at a repurchase price equal to 100 percent of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid special interest, if any. The Fund may not have enough available cash or be able to obtain financing at the time the Fund is required to make repurchases of Convertible Notes surrendered therefore, or pay cash with respect to Convertible Notes being converted if the Fund elects not to issue shares, which could harm its reputation and affect the trading price of its common stock.

The Hedge Transactions and Warrant Transactions may affect the value of the Fund’s Convertible Notes and the Fund’s common stock.

The Fund will continue to be a party to Hedge Transactions for as long as the Convertible Notes remain outstanding. The Hedge Transactions are generally expected to reduce the potential dilution upon conversion of the Convertible Notes and/or offset any cash payments the Fund is required to make in excess of the principal amount of converted Convertible Notes, as the case may be. The Fund continues to be a party to the Warrant Transactions. However, the Warrant Transactions could separately have a dilutive effect to the extent that the market price per share of the Fund’s common stock exceeds the applicable strike price of the warrants, in which case the Fund would be prohibited under the 1940 Act from issuing shares to satisfy its obligations under the Warrant Transactions. If the Fund is required to sell assets to satisfy its obligations under the Warrant Transactions in cash, it may be required to do so at a time that is disadvantageous to the Fund and its stockholders. The initial strike price of the warrants was $71.24 per share of common stock. Counterparties to the Warrant Transactions may make adjustments to certain terms of the warrants upon the occurrence of specified events, including the announcement of the Stock Purchase Agreement, if the event results in a material change to the trading price of Yahoo’s common stock or the value of the warrants. As of the date of the filing of this registration statement, three counterparties have given Yahoo notices of adjustments reducing their warrant exercise prices.

In connection with establishing their initial hedge of the Hedge Transactions and Warrant Transactions, the Option Counterparties or their respective affiliates have purchased shares of the Fund’s common stock and/or entered into various derivative transactions with respect to the Fund’s common stock concurrently with or shortly after the pricing of the Convertible Notes. In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Fund’s common stock and/or purchasing or selling the Fund’s common stock or other securities of the Fund in secondary market transactions prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of Convertible Notes or following any repurchase of Convertible Notes by the Fund on any fundamental repurchase date or otherwise). This activity could cause or avoid an increase or a decrease in the market price of the Fund’s common stock or the Convertible Notes.

Any adverse change in the rating of the Convertible Notes or the Fund may cause their trading price to decline.

While Yahoo did not solicit a credit rating on Yahoo or on the Convertible Notes, one rating service historically rated both the Convertible Notes and Yahoo. If that rating service announces its intention to put the Fund or the Convertible Notes on credit watch or lowers its rating on the Fund or the Convertible Notes below any rating initially assigned to the Fund or the Convertible Notes, the trading price of the Convertible Notes could decline.

The accounting method for convertible debt securities that may be settled in cash, such as the Convertible Notes, could have a material effect on the Fund’s reported financial results.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement), which has subsequently been codified as Accounting Standards Codification (“ASC”) 470-20, Debt with Conversion and Other Options, which we refer to as ASC 470-20. Under ASC 470-20, an entity must separately account for the liability and equity components of the convertible debt instruments (such as the Convertible Notes) that may be settled entirely or partially in cash upon conversion in a manner that reflects the issuer’s economic interest cost. The effect of ASC 470-20 on the accounting for the Convertible Notes is that the equity component is required to be included in the additional paid-in capital section of stockholders’ equity on the Fund’s consolidated balance sheet, and the value of the equity component would be treated as debt discount for purposes of accounting for the debt component of the Convertible Notes. As a result, the Fund will be required to record a greater amount of non-cash interest expense in current periods presented as a result of the amortization of the discounted carrying value of the Convertible Notes to their face amount over the term of the Convertible Notes. The Fund will report lower net income in its financial results because ASC 470-20 will require interest to include the current period’s amortization of the debt discount, which could adversely affect the Fund’s reported or future financial results, the trading price of the Fund’s common stock, and the trading price of the Convertible Notes.

In addition, under certain circumstances, convertible debt instruments (such as the Convertible Notes) that may be settled entirely or partly in cash are currently accounted for utilizing the treasury stock method, the effect of which is that the shares issuable upon conversion of the Convertible Notes are not included in the calculation of net income per share except to the extent that the conversion value of the Convertible Notes exceeds their principal amount. Under the treasury stock method, for net income per share purposes, the transaction is accounted for as if the number of shares of the Fund’s common stock that would be necessary to settle such excess, if the Fund elected to settle such excess in shares, are issued. The Fund cannot be sure that the accounting standards in the future will continue to permit the use of the treasury stock method. If the Fund is unable to use the treasury stock method in accounting for the shares issuable upon conversion of the Convertible Notes, then its net income per share would be adversely affected.

Risks Related to the Excalibur IP Assets

The Fund may not be able to successfully monetize or realize meaningful value from the licensing and/or sale of the Excalibur IP Assets, and the Fund may not be able to sufficiently develop, maintain or protect the Excalibur IP Assets.

The Fund will explore opportunities to monetize the Excalibur IP Assets through the licensing or sale of all or a portion of the Excalibur IP Assets. However, there is no assurance the Fund will be successful in monetizing or realizing meaningful value from such efforts. In addition, if the Fund is unable to effectively enforce any of the Excalibur IP Assets to prohibit unauthorized use and other exploitation thereof by third parties, the value of such assets may be adversely impacted. Enforcing the Excalibur IP Assets is expensive and time-consuming, and the Excalibur IP Assets will only have value for a limited amount of time. Potential licensees and other third parties may challenge the validity, scope, enforceability, or ownership of the Excalibur IP Assets, which may further increase the cost of maintaining them. In addition, patent laws in the U.S. and abroad may continue to change, and such changes may create additional challenges to the Fund’s monetization activities. For instance, during 2013 and 2015, various new laws were proposed and considered to address various perceived abuses of the patent system by patent assertion entities. The Fund may seek to sell all or a portion of the Excalibur IP Assets. There is no active market for the Excalibur IP Assets, which makes valuation of such assets extremely difficult and any sale of such assets may be at a price materially higher or lower than the value reported for such assets in the Fund’s financial statements.

Risks Related to the Effects of Leverage

Assuming indebtedness representing approximately 2.6% of the assets of the Fund, at an interest rate of 5.26% payable on such indebtedness, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed     % in order to cover such interest payments and other expenses specifically related to indebtedness. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate assumed above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on the total return of the Fund’s common stock, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table further reflects the use of indebtedness representing approximately 2.6% of the assets of the Fund, net of expenses, and the Fund’s currently projected annual interest rate on its borrowings of 5.26%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund, and therefore the Fund.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders*	%	%	%	%	%

*	To be completed by amendment

REGULATION UNDER THE 1940 ACT

The Fund is registered as an investment company under the 1940 Act. Under the 1940 Act, the Fund is obligated to send stockholder reports to stockholders semi-annually and to publicly file with the SEC reports of its portfolio holdings after both the first and third fiscal quarters each year. The 1940 Act contains prohibitions and restrictions relating to transactions between a registered investment company and its affiliates, principal underwriters, and affiliates of those affiliates or underwriters. In addition, the 1940 Act provides that a registered investment company may not change the nature of its business so as to cease to be an investment company, change from a closed-end fund to an open-end fund, or deviate from fundamental investment policies unless approved by “a majority of our outstanding voting securities,” which is defined in the 1940 Act as the lesser of a majority of the outstanding voting securities or 67 percent or more of the securities voting if a quorum of a majority of the outstanding voting securities is present. The Fund has adopted the fundamental investment policies set forth under the section of this registration statement entitled “Investment Objective and Policies—Fundamental Investment Restrictions.” Stockholders are also entitled to certain other voting rights granted under the 1940 Act such as electing directors in certain circumstances required under the 1940 Act, approving any investment advisory contracts, and terminating the employment of the Fund’s independent public accountant. Stockholders can obtain a copy of this registration statement and any amendments to this registration statement at the SEC’s website at www.sec.gov.

The Fund is permitted, under specified conditions, to issue multiple series of indebtedness and one class of stock senior to its common stock if the Fund meets the asset coverage requirements of the 1940 Act. In addition, while any preferred stock or publicly traded debt securities are outstanding, the Fund must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Fund may also borrow amounts up to five percent of the value of its total assets for temporary or emergency purposes without regard to asset coverage. See the section of this registration statement entitled “Leverage” for additional information about the Fund’s use of leverage.

The Fund may not issue and sell its common stock at a price below net asset value per share, except in connection with an offering to the holders of one or more classes of its capital stock, with the consent of a majority of its holders of the Fund’s common stock, upon conversion of a convertible security in accordance with its terms, or upon the exercise of any warrant issued in accordance with the 1940 Act.

The Fund is prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.

The Fund is subject to periodic examination by the SEC for compliance with the 1940 Act.

The Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as a registered investment company, the Fund is prohibited from protecting any director or officer against any liability to the Fund or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

MANAGEMENT OF THE FUND

Internal Management

The business and affairs of the Fund are generally managed under the direction of the Board of Directors of the Fund, and the Board of Directors of the Fund oversees the management of the Marketable Debt Securities Portfolio by the External Advisers. The Fund’s Board of Directors is authorized to have five members. The Fund’s Board of Directors currently includes the four individuals listed below, three of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (the “Independent Directors”), and one of whom is an “interested person” of the Fund (the “Interested Director”). The Fund has initiated a search for a candidate to serve as a fourth Independent Director of the Fund. The Fund’s Board of Directors will elect the officers of the Fund, who will serve at the pleasure of the Board of Directors.

Board of Directors

Name, Address,(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships held by Director During the Past Five Years
INDEPENDENT DIRECTORS:
Tor R. Braham Age 59	Director	Director Since 2016	Managing Director and Global Head of Technology Mergers and Acquisitions of Deutsche Bank Securities Inc. from 2004 until November 2012	Viavi Solutions Inc.; Sigma Designs, Inc. from June 2014 to August 2016; NetApp, Inc. from September 2013 to March 2016

Eric K. Brandt Age 54	Chair of the Board; Director	Director Since 2016	Executive Vice President and Chief Financial Officer of Broadcom Corporation from February 2010 until February 2016	Lam Research Corporation; and Dentsply Sirona Inc.

Catherine J. Friedman Age 56	Director	Director Since 2016	Independent financial consultant (life sciences industry) since 2006; and Managing Director of Morgan Stanley from 1997 to 2006	Innoviva, Inc. (formerly Theravance, Inc.); Radius Health, Inc.; GSV Capital Corp. from March 2013 to March 2017; XenoPort, Inc. from September 2007 to July 2016; and EnteroMedics Inc. from May 2007 to May 2016
INTERESTED DIRECTOR:
Thomas J. McInerney Age 52(3)	Chief Executive Officer; Director	Director Since 2012	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from January 2005 to March 2012	HSN, Inc.; Interval Leisure Group, Inc.; and Match Group, Inc.

(1)	The business address of each director of the Fund is 140 East 45th Street, 15th Floor, New York, NY 10017.
(2)	Each director will serve until the Fund’s 2017 annual meeting of stockholders and until their respective successors are elected and qualified.

(3)	Thomas J. McInerney is an “interested person” as defined by the 1940 Act, because he is an officer of the Fund.

Director Biography and Qualifications

Set forth below is a brief biographical description of each person that will be a director of the Fund. The primary experience, qualifications, attributes and skills of each director are also described in the following paragraphs.

Independent Directors

Tor R. Braham served as a member of Yahoo’s Board of Directors from April 2016 until the closing of the Sale Transaction and since such closing has served a director of the Fund. Mr. Braham served as Managing Director and Global Head of Technology Mergers and Acquisitions for Deutsche Bank Securities Inc., an investment bank, from 2004 until November 2012. From 2000 to 2004, he served as Managing Director and Co-Head of West Coast U.S. Technology, Mergers and Acquisitions for Credit Suisse First Boston, an investment bank. Prior to that role, Mr. Braham served as an investment banker with Warburg Dillon Read LLC, and as an attorney at Wilson Sonsini Goodrich & Rosati. Mr. Braham currently serves as a member of the board of directors of Viavi Solutions Inc., a network and service enablement and optical coatings company. He previously served on the boards of directors of NetApp, Inc., a computer storage and data management company, from September 2013 to March 2016 and Sigma Designs, Inc., an integrated circuit provider for the home entertainment market, from June 2014 to August 2016. The Fund will benefit from his mergers and acquisitions experience and knowledge of the technology industry gained through his experience as an investment banker and legal advisor to technology companies.

Eric K. Brandt was elected Chair of Yahoo’s Board of Directors in January 2017 and served as a member of Yahoo’s Board of Directors from March 2016 until the closing of the Sale Transaction and since such closing has served a director and Chair of the Board of the Fund. Mr. Brandt served as the Executive Vice President and Chief Financial Officer of Broadcom Corporation (“Broadcom”), a global supplier of semiconductor devices, from February 2010 until February 2016, and he served as Broadcom’s Senior Vice President and Chief Financial Officer from March 2007 until February 2010. From September 2005 until March 2007, Mr. Brandt served as President and Chief Executive Officer of Avanir Pharmaceuticals, Inc. Beginning in 1999, he held various positions at Allergan, Inc., a global specialty pharmaceutical company, including Executive Vice President of Finance and Technical Operations and Chief Financial Officer. Prior to joining Allergan, Mr. Brandt spent ten years with The Boston Consulting Group, a privately held global business consulting firm, most recently serving as Vice President and Partner. Mr. Brandt is a director of Lam Research Corporation, a wafer fabrication equipment company, and Dentsply Sirona Inc., a dental products company. The Fund will benefit from his financial expertise, including as a chief financial officer of a public company, his mergers and acquisitions experience, and his public company board experience.

Catherine J. Friedman served as a member of Yahoo’s Board of Directors from March 2016 until the closing of the Sale Transaction and since such closing has served a director of the Fund. Ms. Friedman has been an independent financial consultant serving public and private companies in the life sciences industry since 2006. Prior to that, Ms. Friedman held numerous positions over a 23-year investment banking career with Morgan Stanley, including Managing Director from 1997 to 2006 and Head of West Coast Healthcare and Co-Head of the Biotechnology Practice from 1993 to 2006. Ms. Friedman is a member of the boards of directors of Innoviva, Inc. (formerly Theravance, Inc.), a royalty management company specializing in respiratory assets, and Radius Health, Inc., a biopharmaceutical company. She previously served as a member of the boards of directors of EnteroMedics Inc., a medical device company, from May 2007 to May 2016, XenoPort, Inc., a biopharmaceutical company, from September 2007 to July 2016, and GSV Capital Corp., a publicly traded business development company, from March 2013 to March 2017. The Fund will benefit from her financial and transactional experience, her leadership experience, and her public company board experience.

Interested Director

Thomas J. McInerney served as a member of Yahoo’s Board of Directors from April 2012 until the closing of the Sale Transaction and since such closing has served a director and as the Chief Executive Officer of the Fund. Mr. McInerney served as Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp (“IAC”), an Internet company, from January 2005 to March 2012. From January 2003 through December 2005, he also served as Chief Executive Officer of the retailing division of IAC (which included HSN, Inc. and Cornerstone Brands). From May 1999 to January 2003, Mr. McInerney served as Executive Vice President and Chief Financial Officer of Ticketmaster, formerly Ticketmaster Online-CitySearch, Inc., a live entertainment ticketing and marketing company. From 1986 to 1988 and from 1990 to 1999, Mr. McInerney worked at Morgan Stanley, a global financial services firm, most recently as a Principal. Mr. McInerney serves on the boards of directors of HSN, Inc., a television and online retailer, Interval Leisure Group, Inc., a provider of membership and leisure services to the vacation industry, and Match Group, Inc., an online dating resource. The Fund will benefit from his corporate leadership experience, his expertise in finance, restructuring, mergers and acquisitions and operations and his public company board and committee experience.

Executive Officers

The following persons are the executive officers of the Fund.

Name, Business Address,(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
Thomas J. McInerney Age 52	Chief Executive Officer	The term of Mr. McInerney’s position commenced upon the closing of the Sale Transaction.	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from January 2005 to March 2012

Arthur Chong Age 63	General Counsel and Secretary	The term of Mr. Chong’s position at Yahoo commenced on March 10, 2017 and at Altaba upon the closing of the Sale Transaction.	General Counsel and Secretary of Yahoo from March 2017 until the closing of the Sale Transaction; Outside Legal Advisor to Yahoo from October 2016 to March 2017; Special Advisor to Sheppard, Mullin, Richter & Hampton LLP from June 2016 to October 2016; Executive Vice President, General Counsel and Secretary of Broadcom Corporation from October 2008 to February 2016

Alexi A. Wellman Age 46	Chief Financial and Accounting Officer	The term of Ms. Wellman’s position commenced upon the closing of the Sale Transaction.	Vice President, Global Controller of Yahoo from October 2015 until the closing of the Sale Transaction; Vice President, Finance of Yahoo from November 2013 to October 2015; Chief Financial Officer of Nebraska Book Company, Inc. from December 2011 to June 2013

Name, Business Address,(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
DeAnn Fairfield Work Age 47	Chief Compliance Officer	The term of Ms. Work’s position commenced upon the closing of the Sale Transaction.	Outside Legal Advisor to Yahoo from December 2016 until the closing of the Sale Transaction; Senior Vice President, Senior Deputy General Counsel and Chief Compliance Officer of Broadcom Corporation from December 2012 to February 2016; Vice President and Deputy General Counsel of Broadcom Corporation from April 2009 to November 2012

(1)	The business address of each officer of the Fund is 140 East 45th Street, 15th Floor, New York, NY 10017.
(2)	Each officer serves at the pleasure of the Fund’s Board of Directors.

Arthur Chong served as General Counsel and Secretary of Yahoo from March 2017 until the closing of the Sale Transaction. He served as an outside legal advisor to Yahoo from October 2016 to March 2017. From June 2016 to October 2016, Mr. Chong served as a special advisor to Sheppard, Mullin, Richter & Hampton LLP, a law firm. From October 2008 to February 2016, Mr. Chong served as Executive Vice President, General Counsel and Secretary at Broadcom Corporation, a global supplier of semiconductor devices, and was responsible for the legal, corporate secretary, governance, litigation, intellectual property, compliance and government relations activities for Yahoo. Prior to that position, Mr. Chong served as Executive Vice President and Chief Legal Officer at Safeco Corporation, a property and casualty insurer, from November 2005 to October 2008.

Alexi A. Wellman as served as Vice President, Global Controller of Yahoo from October 2015 until the closing of the Sale Transaction. From November 2013 to October 2015, she served as Vice President, Finance of Yahoo. From December 2011 to June 2013, Ms. Wellman served as Chief Financial Officer of Nebraska Book Company, Inc., which owned and operated college bookstores. From October 2004 to December 2011, Ms. Wellman served as a Partner at KPMG LLP, an audit, tax and advisory firm.

DeAnn Fairfield Work served as an outside legal advisor to Yahoo from December 2016 until the closing of the Sale Transaction. From December 2012 to February 2016, Ms. Work served as Senior Vice President, Senior Deputy General Counsel and Chief Compliance Officer of Broadcom Corporation. From April 2009 to November 2012, Ms. Work served as Vice President and Deputy General Counsel of Broadcom Corporation.

Process for Stockholders to Communicate with the Board

The Board of the Fund has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-employee directors as a group, any Board committee or any chair of any committee by mail or electronically. To communicate with the Board or any member, group or committee thereof, correspondence should be addressed to the Board or any member, group or committee thereof by name or title. All such correspondence should be sent to “Secretary of Altaba Inc.” at 140 East 45th Street, 15th Floor, New York, NY 10017 or electronically to secretary@altaba.com.

Board Leadership Structure and Risk Oversight

The Board’s Leadership Structure

Eric K. Brandt, an Independent Director, is the Chair of the Board of Directors of the Fund. The Board of Directors has determined that having an Independent Director serve as the non-executive Chair of the Board of Directors of the Fund is in the best interests of stockholders of the Fund because it allows the Chair to focus on the effectiveness and independence of the Board of Directors while the Chief Executive Officer focuses on executing the Fund’s strategy and managing the Fund’s operations and performance.

The Board’s Role in Risk Oversight

The Board of Directors, as a whole and through its committees, serves an active role in overseeing management of the Fund’s risks. The Fund’s officers are responsible for day-to-day risk management activities. The full Board of Directors monitors risks through regular reports from each of the committee chairs, the Chief Executive Officer and the Chief Compliance Officer, and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. The Board of Directors and each committee thereof oversees risks associated with their respective areas of responsibility, as summarized below. The Independent Directors meet in regularly scheduled sessions without management. The Chair of the Board chairs the executive sessions of the Board of Directors.

The Audit Committee (the “Audit Committee”) reviews risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosures, internal control over financial reporting, and credit and liquidity matters, programs and policies relating to legal compliance and strategy, and the Fund’s operational infrastructure, particularly reliability, business continuity and capacity. The Audit Committee meets with key management personnel and representatives of outside advisers as required. The Audit Committee’s Charter is available on the Fund’s website.

The Compensation Committee (the “Compensation Committee”) discusses and reviews compensation arrangements for the Fund’s executive officers and other compensation programs to avoid incentives that would promote excessive risk-taking that are reasonably likely to have a material adverse effect on the Fund. The Compensation Committee’s Charter is available on the Fund’s website.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) oversees risks associated with operations of the Board of Directors and its governance structure. The Nominating Committee’s Charter is available on the Fund’s website.

The Board of Directors believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks with respect to the Fund and therefore do not materially affect its choice of leadership structure as described under “The Board’s Leadership Structure” above.

Audit Committee

Tor R. Braham, Eric K. Brandt, and Catherine J. Friedman, who are Independent Directors, serve on the Audit Committee of the Fund. Mr. Brandt serves as chair of the Audit Committee. The overall purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements.

The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund, overseeing the audit of the Fund’s financial statements, and acting as a liaison between the Board of Directors and the Fund’s independent registered public accounting firm.

The Board of Directors has determined that Mr. Brandt qualifies as an “audit committee financial expert” within the meaning of SEC rules and satisfies the financial sophistication requirements of the Nasdaq listing standards.

Compensation Committee

Ms. Friedman and Mr. Brandt, who are Independent Directors, serve on the Compensation Committee of the Fund. Ms. Friedman serves as the chair of the Compensation Committee. The primary purpose of the Compensation Committee is to oversee the Fund’s compensation and employee benefit plans and practices. The Compensation Committee is generally responsible for reviewing the Fund’s compensation and benefits plans, reviewing and approving the compensation levels of executive officers, reviewing and approving employment, severance or termination arrangements, establishing stock ownership guidelines and reviewing and recommending to the Board of Directors any changes in the compensation paid to the Fund’s non-employee directors.

Nominating Committee

Ms. Friedman and Mr. Brandt, who are Independent Directors, serve on the Nominating Committee of the Fund. Mr. Brandt serves as the chair of the Nominating Committee. The Nominating Committee is generally responsible for identifying and recommending individuals qualified to serve as directors of the Fund, advising on matters related to board composition, procedures and committees, assessing the appropriateness of a director nominee who does not receive a “majority of votes cast” in an uncontested election, assessing the appropriateness of a director who retires or experiences a change in his or her principal occupation, employer, or principal business affiliation, and overseeing the annual self-assessment of each individual director’s performance and the annual evaluation of the Board of Directors and its committees.

Consideration of Director Candidates

The Nominating Committee considers director candidates recommended by stockholders. In considering director candidates, whether submitted by management, members of the Board of Directors, stockholders, or other persons, the Nominating Committee considers the qualifications and suitability of the candidate, and with regard to a candidate submitted by a stockholder, may also consider the number of shares of the common stock held by the recommending stockholder and the length of time that such shares have been held.

To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	the name of the stockholder and evidence of the stockholder’s ownership of the Fund’s common stock, including the number of shares of the Fund’s common stock owned and the length of time of ownership; and

•	the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Fund and the candidate’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board of Directors.

The Nominating Committee may require additional information as it deems reasonably required to determine the eligibility of the director candidate to serve as a member of the Board of Directors.

The stockholder recommendation and information described above must be sent to the chair of the Nominating Committee in care of the Fund’s Secretary at 140 East 45th Street, 15th Floor, New York, NY 10017. For a candidate to be considered by the Nominating Committee for nomination to the Board of Directors at an upcoming annual meeting, a stockholder recommendation must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of stockholders.

Pursuant to its charter, the Nominating Committee’s criteria for evaluating potential candidates are consistent with the Board of Directors’ criteria for selecting new directors. Such criteria include the possession of such knowledge, experience, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, and understanding of the Fund’s business environment as may enhance the Board of Directors’ ability to manage and direct the affairs and business of the Fund and, when applicable, the ability of Board committees to fulfill their duties, considered in the context of the Committee’s assessment of the perceived needs of the Board of Directors at that time. The Nominating Committee may also take into account, as applicable, the satisfaction of any independence requirements imposed by any applicable laws, regulations or rules and the Corporate Governance Guidelines.

While the Nominating Committee does not have formal objective criteria for determining the diversity desired or represented on the Board of Directors, the committee also considers and assesses the effect that potential candidates may have on Board of Directors diversity (which may include, among other things, an assessment of gender, age, race, national origin, education, professional experience, and differences in viewpoints and skills) when evaluating the Board of Directors’ composition and recommending candidates for nomination.

In connection with the Nominating Committee’s consideration of a potential director candidate, the committee may also collect and review publicly available information regarding the person to assess the suitability of the candidate and determine whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the chair or another member of the Nominating Committee may contact the candidate. Generally, if the candidate expresses a willingness to be considered and to serve on the Board of Directors, the Nominating Committee may request information from the candidate, review his or her accomplishments and qualifications and conduct one or more interviews with the candidate and members of the committee or other members of the Board of Directors. The Nominating Committee may consider all this information in light of information regarding other candidates that the Nominating Committee is evaluating for membership on the Board of Directors. In certain instances, members of the Nominating Committee or Board of Directors may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on the source of a recommendation of a candidate, although, as stated above, in the case of a candidate recommended by a stockholder, the Board of Directors may take into consideration the number of shares of the Fund’s common stock held by the recommending stockholder and the length of time that such shares have been held.

Compensation of Officers and Directors

The following table provides information regarding the estimated compensation that is contemplated to be paid to each director and each of the executive officers of the Fund with aggregate compensation from the Fund in excess of $60,000, assuming a full fiscal year of operations of the Fund as an investment company. The Fund is not part of a “fund complex” and therefore only aggregate estimated compensation from the Fund is shown.

Name	Aggregate Estimated Compensation from the Fund(1)
INDEPENDENT DIRECTORS:(2)
Tor R. Braham	$370,000
Eric K. Brandt	505,000
Catherine J. Friedman	405,000

OFFICERS:
Thomas J. McInerney(3)	4,000,000
Arthur Chong(4)	2,000,000
Alexi A. Wellman(5)	875,000
DeAnn Fairfield Work(6)	700,000

(1)	For the Independent Directors, amounts shown include estimated retainers and committee fees, as described below. For the officers, amounts shown represent estimated direct salaries and estimated targeted annual incentive award to be paid by the Fund, as described below. The officers are also eligible for grants of long-term deferred compensation incentive rewards pursuant to a plan the Board expects to adopt after the closing of the Sale Transaction and designed to comply with the 1940 Act (the “Plan”). The terms and range of potential value for each officer’s potential awards under the Plan are described below.
(2)	Each Independent Director also served as a director of Yahoo. The Independent Directors received cash compensation in the following amounts for their service as directors of Yahoo during 2016: Tor R. Braham: $47,692; Eric K. Brandt: $124,176; and Catherine J. Friedman: $65,989. During Yahoo’s last calendar year, the Independent Directors received grants of equity awards valued at the following amounts for their service as directors of Yahoo: Tor R. Braham: $278,751; Eric K. Brandt: $310,968; and Catherine J. Friedman: $310,968. (with grants of equity awards included at their grant date fair value computed in accordance with FASB ASC 718).
(3)	Mr. McInerney is also an interested director of the Fund. Mr. McInerney will receive no additional compensation for serving on the Board of Directors of the Fund. Mr. McInerney served as a director of Yahoo. Mr. McInerney received the following amounts for his service as an independent director of Yahoo during 2016: $170,000 in cash compensation and grants of equity awards in 2016 valued at $239,971 (with grants of equity awards included at their grant date fair value computed in accordance with FASB ASC 718).
(4)	Mr. Chong has served as General Counsel and Secretary of Yahoo since March 10, 2017. Mr. Chong served as an outside legal advisor to Yahoo from October 31, 2016 to March 9, 2017, pursuant to an engagement letter with Yahoo. Pursuant to this engagement, Yahoo compensated Mr. Chong in the amount of $100,000 per month, and also provided reimbursement for reasonable out of pocket expenses (including a car service).
(5)	Ms. Wellman is currently Vice President and Global Controller of Yahoo. Ms. Wellman received from Yahoo $556,250 in cash compensation for service during 2016 and grants of equity awards in 2016 with a value of $549,948 (with grants of equity awards included at their grant date fair value computed in accordance with FASB ASC 718).
(6)	Ms. Work has served as an outside legal advisor to Yahoo since December 8, 2016, pursuant to an engagement letter with Yahoo. This engagement is expected to continue until the closing of the Sale Transaction). Pursuant to this engagement, Yahoo compensated Ms. Work $50,000 per month and provides reimbursement for reasonable out of pocket expenses.

Officer Compensation

Each of Mr. McInerney, Mr. Chong, Ms. Wellman, and Ms. Work has entered into an offer letter setting forth the terms and conditions of his or her employment with the Fund, which offer letter became effective on the date of the closing of the Sale Transaction, other than Mr. Chong whose offer letter became effective on March 10, 2017. The letters have no specified term, and each officer’s employment with the Fund is on an at-will basis.

Base Salary and Target Bonus. The letters set forth the following annual base salary for each executive officer: Mr. McInerney—$2 million, Mr. Chong—$1 million, Ms. Wellman—$500,000, and Ms. Work—$400,000. Each executive officer is eligible for a cash annual incentive award targeted at the following percentages of the executive officer’s annual base salary (each percentage, a “Target Bonus”): Mr. McInerney—100 percent, Mr. Chong—100 percent, Ms. Wellman—75 percent, and Ms. Work—75 percent. Mr. Chong’s annual incentive award for his first year after closing of the Sale Transaction will be increased pro rata to reflect his services to Yahoo as an outside legal advisor from October 31, 2016 to March 9, 2017 and thereafter as General Counsel and Secretary through the closing of the Sale Transaction.

Long-Term Deferred Compensation. Each officer disclosed in the table above is eligible for grants of long-term deferred compensation governed by the terms of the Plan. The deferred amounts payable to each officer under the Plan are based on attainment of performance targets pre-established by the Board. The Plan provides for a threshold value and range of payments that each officer may receive based on attainment of the pre-established performance targets:

•	Mr. McInerney’s deferred compensation has a threshold value of $6 million, which may result in payments of between $0 and $24 million;

•	Mr. Chong’s deferred compensation has a threshold value of $3 million, which may result in payments of between $0 and $12 million;

•	Ms. Wellman’s deferred compensation has a threshold value of $1.5 million, which may result in payments of between $0 and $6 million; and

•	Ms. Work’s deferred compensation has a threshold value of $1 million, which may result in payments of between $0 and $4 million.

The Fund is currently seeking no-action relief from the staff of the SEC with respect to the Plan. There can be no assurance the staff of the SEC will grant the requested relief. If the SEC staff does not grant Yahoo’s no-action relief as requested, the Compensation Committee will seek to modify the Plan in a manner acceptable to the SEC staff and/or seek other forms of relief from the SEC and its staff, or adopt other alternative compensatory arrangements. Although the terms of any such modified Plan, other relief, or other alternative compensatory arrangements cannot be known at this time, the terms may include a modified version of the Plan described above, discretionary cash bonuses or additional base salary.

Severance Benefits. In the event an officer’s employment terminates without “cause” or as a result of a resignation for “good reason” (each, as defined in the offer letters), the officer will be entitled to receive the following payments and benefits, subject to the execution of an effective release of claims against the Fund: (i) a lump sum payment equal to 12 months (or, for Mr. McInerney, 18 months) of base salary; (ii) a pro rata portion of the officer’s annual incentive award based on actual performance, payable at the time such award would otherwise have been paid, (iii) any portion of the deferred compensation to which the officer is entitled pursuant to the terms of the Plan and (iv) subject to the officer’s timely and proper election for continued coverage under COBRA, reimbursement by the Fund for COBRA premiums paid by the officer for a period of 12 months (or, for Mr. McInerney, 18 months) following the officer’s termination of employment. In addition, in the event of a “change in control” (as defined in the letters), each officer will automatically receive the above payments and benefits, subject to the officer’s execution of an effective release of claims against the Fund; provided, that, in lieu of the pro rata annual incentive award described in clause (ii) above, the officer will be entitled to an amount equal to his or her Target Bonus, payable in lump sum within 10 business days following the effective date of the release of claims.

Each officer in the table above is eligible to participate in the benefit programs generally available to other officers and employees of the Fund and to accrue paid time off days in accordance with the Fund’s vacation or paid time off policy.

Each officer in the table above is eligible to participate in the Fund’s 401(k) plan and health and welfare benefit programs which will be made available to the Fund’s employees generally.

There are no arrangements or understandings between any of Mr. McInerney, Mr. Chong, Ms. Wellman, or Ms. Work and any other person pursuant to which he or she was selected as an executive officer of the Fund, and there are no family relationships between any of Mr. McInerney, Mr. Chong, Ms. Wellman, or Ms. Work and any of the Fund’s other directors, executive officers or persons nominated or chosen by the Fund to become a director or executive officer.

None of Mr. McInerney, Mr. Chong, Ms. Wellman, or Ms. Work has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, except as set forth in this section, and, in the case of Mr. Chong, his retention agreement with Yahoo pursuant to which he served as an outside legal advisor to Yahoo from October 31, 2016 to March 9, 2017 in exchange for $100,000 per month and reimbursement for reasonable out of pocket expenses (including a car service) and, in the case of Ms. Work, her existing retention agreement with Yahoo pursuant to which she has served as an outside legal advisor to Yahoo since December 8, 2016 in exchange for $50,000 per month and reimbursement for reasonable out of pocket expenses.

Independent Director Compensation

As compensation for serving on the Board, each Independent Director will receive an annual retainer of $350,000 and the chair of the Board will receive an additional retainer of $80,000 for his or her additional services in this capacity. Each Independent Director will receive reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chair of the Audit Committee will receive an annual retainer of $40,000 and each Audit Committee member will receive an annual retainer of $20,000 for their additional services in these capacities. The chair of any other committee will receive an annual retainer of $25,000 and each member of any other committee will receive an annual retainer of $10,000 for their additional services in these capacities. All amounts will be paid quarterly, subject to any deferred retainer amounts (described below), and amounts will be pro-rated for partial periods of service.

Up to half of the aggregate retainers will be paid as cash compensation, and it is intended that at least half of the aggregate retainers earned from the completion of the Sale Transaction to the third anniversary of the first annual stockholder meeting held after the completion of the Sale Transaction will be paid as deferred compensation on generally the same terms as described above for the Fund’s officers, though an Independent Director may elect to defer up to all of his or her retainer.

In addition, the Fund will maintain directors’ and officers’ liability insurance on behalf of its directors and officers. Interested Directors receive no additional compensation for serving on the Board.

Director Share Ownership

The table below provides the dollar range of equity securities beneficially owned by each director in the Fund as of April 3, 2017.

Name of Director	Dollar Range of Equity Securities in the Fund(1)
Independent Directors
Tor R. Braham	Over $100,000
Eric K. Brandt	Over $100,000
Catherine J. Friedman	Over $100,000

Interested Directors
Thomas J. McInerney	Over $100,000

(1)	Includes the value of shares subject to vested but unpaid restricted stock units as of April 3, 2017.

INVESTMENT ADVISORY SERVICES

The business and affairs of the Fund are generally managed under the direction of the Board of Directors of the Fund, and the Board of Directors of the Fund oversees the management of the Marketable Debt Securities Portfolio by the External Advisers.

The Fund has hired BlackRock and Morgan Stanley to serve as external investment advisers to manage its Marketable Debt Securities Portfolio. Each External Adviser will manage approximately half of the Marketable Debt Securities Portfolio. The 1940 Act requires any agreement pursuant to which an investment adviser provides the Fund advice with respect to the Fund’s securities to be approved by the Board, including a majority of the Independent Directors, and by the Fund’s stockholders. The Fund’s directors have approved interim agreements with the External Advisers. The Fund currently anticipates the Board, including the Independent Directors, will meet in July to consider a definitive agreement with each External Adviser and, if approved, submit such agreements to stockholders at the Fund’s annual stockholder meeting, to be held within 150 days of the date of this registration statement.

BlackRock

BlackRock Advisors, LLC has a principal place of business located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors, LLC (“BlackRock”) is registered as an investment adviser with the SEC and is a wholly owned subsidiary of BlackRock, Inc., a publicly traded company.

BlackRock is one of the world’s largest publicly-traded investment management firms and is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. As of March 31, 2017, BlackRock’s assets under management were approximately $5.4 trillion.

Advisory Services

Subject to the direction of the Board of Directors and the investment guidelines applicable to the Marketable Debt Securities Portfolio, BlackRock will (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets allocated to BlackRock (the “BlackRock Assets”) and in connection therewith have complete discretion in purchasing and selling securities and other assets for the BlackRock Assets and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the BlackRock Assets; (ii) supervise continuously the investment program of the BlackRock Assets and the composition of its investment portfolio; (iii) arrange for the purchase and sale of securities and other assets held in the BlackRock Assets; (iv) provide investment research to the Fund; and (v) provide reasonable assistance to the Fund and the Custodian or its affiliates in assessing the fair value of securities held in the BlackRock Assets for which market quotations are not readily available.

BlackRock’s services are not exclusive and BlackRock or any officer, employee or other affiliate thereof may act as investment adviser for any other person, firm or corporation.

Compensation

The Fund has agreed to pay BlackRock a monthly fee in arrears at an annual rate equal to 0.08% of the average daily net assets (as determined by BlackRock ) of the first $250 million assets of the BlackRock Assets; 0.06% of the next $250 million; 0.04% of the next $250 million; and 0.02% of any assets above $750 million. For purposes of calculating BlackRock’s compensation under the interim investment advisory agreement, the portion of the Fund’s assets invested in money market funds affiliated with BlackRock is excluded from the BlackRock Assets; however, the Fund, as an investor in such money market funds, would bear its pro rata share of such money market fund’s expenses, include any management fee paid to BlackRock or an affiliate of BlackRock.

Compensation earned by BlackRock under the interim investment advisory agreement will be held in an interest-bearing escrow account with the Custodian. If a majority of the Fund’s outstanding voting securities approves a definitive contract with BlackRock within 150 days of the date of this registration statement, the amount in the escrow account (including interest earned) will be paid to BlackRock. If a majority of the Fund’s outstanding voting securities does not approve a contract with BlackRock, BlackRock will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned). A “majority of the Fund’s outstanding voting securities” means, in accordance with Section 2(a)(42) of the 1940 Act, the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented or (ii) more than 50% of the outstanding voting securities.

A discussion regarding the basis for the Board approving the interim investment advisory agreement with BlackRock will be available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2017 when filed with the SEC.

Adviser Expenses

During the term of the interim investment advisory agreement with BlackRock, BlackRock will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as otherwise expressly provided herein. The Fund will bear all of its own expenses including, but not limited to, taxes, interest, brokerage fees and commissions, if any, salaries and fees of the Directors, administration and custody charges, transfer and dividend disbursing agent’s fees, insurance, audit fees, legal expenses and printing expenses.

Limitation of Liability and Indemnification

The interim investment advisory agreement with BlackRock provides that BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock or by the Fund in connection with the performance of the interim investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the interim investment advisory agreement.

The interim investment advisory agreement with BlackRock also provides for indemnification by the Fund of BlackRock, its directors, officers, employees, agents, associates and controlling persons, and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at BlackRock’s request as trustee, officer, partner, member, trustee or the like of another entity) (each such person being an “BlackRock Indemnitee”), for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions. In particular, no BlackRock Indemnitee will be indemnified under the interim investment advisory agreement with BlackRock against any liability to the Fund or the Fund’s stockholders or any expense of such BlackRock Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such BlackRock Indemnitee’s position.

Term and Termination

The interim investment advisory agreement with BlackRock will remain in effect until the earlier of (i) the date 150 days from the effective date of the interim advisory agreement (which coincides with the date of this registration statement) and (ii) the date on which stockholders of the Fund approve an investment advisory agreement between the Fund and BlackRock.

The interim investment advisory agreement with BlackRock may be terminated by the Fund at any time, without the payment of any penalty, upon giving BlackRock 10 days’ notice (which notice may be waived by BlackRock), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by BlackRock on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Portfolio Management

Frank C. Gianatasio, Jr., CFA, Director and Portfolio Manager

Frank C. Gianatasio, Jr. is a member of BlackRock’s Cash Management Group, within BlackRock’s Trading and Liquidity Strategies. He is a Senior Portfolio Manager responsible for managing active short-term fixed income portfolios for corporate, financial, and insurance clients.

Mr. Gianatasio, Jr. joined BlackRock in 2016 from BofA Global Capital Management (“BACM”) at the time when BACM transferred investment responsibility for certain assets of BACM to BlackRock. At BACM, Mr. Gianatasio was a Managing Director, Senior Portfolio Manager, Trader and Analyst responsible for managing active short-term fixed income portfolios, trading cash and short term fixed income instruments and leading the securitized products research effort across the BACM platform. Prior to joining BACM, Mr. Gianatasio was a Managing Director, Senior Portfolio Manager and Analyst at State Street Global Advisors where he was responsible for MBS, ABS and CMBS research across various total return and index funds, and was the lead portfolio manager for the firm’s ABS CDO business. Prior to that he held securitized products structuring and research roles at FleetBoston Robertson Stephens, Inc. and Fitch, Inc. Mr. Gianatasio earned a BS in Finance from Bentley College and an MBA from the F.W. Olin Graduate School of Business at Babson College. Mr. Gianatasio is a CFA Charterholder.

Rich Mejzak, CFA, Managing Director and Portfolio Manager

Rich Mejzak is head of U.S. Portfolio Management for the Cash Management Group, within BlackRock’s Trading & Liquidity Strategies. He is primarily responsible for USD & CDN liquidity and short duration portfolios, including securities lending collateral, mutual funds, separate accounts, and ETFs.

Mr. Mejzak’s service with the firm dates back to 1990, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock in 2006. Mr. Mejzak is a member of the CFA Institute and the CFA Society of Philadelphia. He earned a BS degree in accounting from Villanova University and serves on the Villanova School of Business Finance Department Advisory Council.

Mr. Giantasio will oversee the investment strategy of the Fund’s Marketable Debt Securities Portfolio; further, Mr. Mejzak, has overall responsibility for ensuring strategies are implemented consistently across all liquidity portfolios within his team. Additional oversight for the fund is provided by the BlackRock Cash Management Investment Strategy Group and Risk Committees. The groups meet bi-weekly and are chaired by Mr. Mejzak.

Morgan Stanley

Morgan Stanley Smith Barney LLC (“Morgan Stanley” or “MSSB”) is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange. Its principal place of business is located at 200 Westchester Avenue, Purchase, New York 10577-2530. Morgan Stanley is one of the largest financial services firms in the United States with branch offices in all 50 states and the District of Columbia.

Advisory Services

Morgan Stanley has agreed to manage the Fund’s assets allocated to it (the “MSSB Assets”) in accordance with the advisory services it provides through its Institutional Cash Advisory Program. Morgan Stanley will convert the investment objective and strategies set forth in this registration statement for the Marketable Debt Securities Portfolio into a rule matrix for internal use by Morgan Stanley. The Fund has agreed to promptly notify Morgan Stanley of any changes to the Fund’s investment strategy for the MSSB Assets and will not make any material changes to the Fund’s investment strategy for the MSSB Assets without prior consultation with Morgan Stanley. Morgan Stanley will have complete and unlimited discretionary investment and trading authorization to invest and trade the MSSB Assets consistent with the Fund’s investment strategy for the MSSB Assets.

Without limiting the generality of the foregoing, Morgan Stanley has agreed, during the term of the interim advisory agreement and subject to the Fund’s investment strategy for the MSSB Assets, the other provisions of the interim advisory agreement and the supervision of the Board, to, among other things:

(i)	determine the composition and investment allocation of the MSSB Assets, the nature and timing of the changes therein and the manner of implementing such changes, including the purchase, retention or sale of specific securities and other assets;

(ii)	place orders with respect to, and arrange for, any investment (including executing and delivering all documents relating to the MSSB Assets’ investments);

(iii)	provide reasonable assistance to the Fund and the Custodian or its affiliates in assessing the fair value of securities held in the MSSB Assets for which market quotations are not readily available; and

(iv)	act upon reasonable instructions from the Board with respect to the management of the MSSB Assets which, in the reasonable determination of Morgan Stanley, are not inconsistent with Morgan Stanley’s fiduciary duties.

Morgan Stanley will vote any proxies received from the Custodian (including without limitation giving or determining to withhold consent to any request to amend a debt security or to waive or not waive a breach of covenant or default with respect to a debt security) with respect to any securities held in the MSSB Assets in a manner Morgan Stanley reasonably believes to be in the best interests of the Fund and will report such votes to the Board on a quarterly basis.

Morgan Stanley’s services are not exclusive and Morgan Stanley or any member, manager, officer, employee or other affiliate thereof may act as investment adviser for any other person, firm or corporation. Morgan Stanley or any member, manager, officer, employee or other affiliate thereof may allocate their time between advising the MSSB Assets and managing other investment activities and business activities in which they may be involved.

Compensation

Pursuant to the interim investment advisory agreement with Morgan Stanley, the Fund will pay Morgan Stanley compensation at an annual rate as follows:

MSSB Asset level under $750M	.0700%
MSSB Asset level between $750M and $1B	.0650%
MSSB Asset level between $1B and $1.5B	.0575%
MSSB Asset level between $1.5B and $2B	.0500%
MSSB Asset level between $2B and $2.5B	.0450%
MSSB Asset level between $2.5B and $3B	.0425%
MSSB Asset level between $3B and $3.5B	.0400%
MSSB Asset level between $3.5B and $4B	.0375%
MSSB Asset level over $4B	.0350%

Morgan Stanley’s fee is payable quarterly in arrears, and is calculated for all the MSSB Assets at the annual rate applicable to MSSB Asset level (on a gross basis) set forth in the foregoing table based on the average daily value of the MSSB Assets during the most recently completed calendar quarter.

Morgan Stanley will voluntarily waive its fees by the amount of advisory fees that the Fund pays to Morgan Stanley or its affiliates indirectly through its investment by Morgan Stanley of MSSB Assets in money market funds managed by Morgan Stanley or its affiliates.

Compensation earned by Morgan Stanley under the interim investment advisory agreement will be held in an interest-bearing escrow account with the Custodian. If a majority of the Fund’s outstanding voting securities approves a definitive contract with Morgan Stanley within 150 days of the date of this registration statement, the amount in the escrow account (including interest earned) will be paid to Morgan Stanley. If a majority of the Fund’s outstanding voting securities does not approve a contract with Morgan Stanley, Morgan Stanley will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned). A “majority of the Fund’s outstanding voting securities” means, in accordance with Section 2(a)(42) of the 1940 Act, the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented or (ii) more than 50% of the outstanding voting securities.

A discussion regarding the basis for the Board approving the interim investment advisory agreement with Morgan Stanley will be available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2017 when filed with the SEC.

Adviser Expenses

During the term of the investment advisory agreement with Morgan Stanley, Morgan Stanley will pay all expenses incurred by it in connection with the activities it undertakes to meet its obligations hereunder. Morgan Stanley will, at its sole expense, employ or associate itself with such persons as it reasonably believes will assist it in the execution of its duties under the interim advisory agreement, including, without limitation, persons employed or otherwise retained by Morgan Stanley or made available to Morgan Stanley by its members or affiliates. The Fund will reimburse Morgan Stanley for documented expenses reasonably incurred by Morgan Stanley at the written request of or on behalf of the Fund. All other costs and expenses in connection with the operations of the MSSB Assets and transactions effected with respect to the MSSB Assets will be borne by the Fund.

Limitation of Liability and Indemnification

The interim investment advisory agreement with Morgan Stanley provides that Morgan Stanley will not be liable for any loss arising out of its activities under the interim investment advisory agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the interim investment advisory agreement, except as may otherwise be provided under provisions of applicable law which cannot be waived or modified. For purposes of the foregoing, the term “Morgan Stanley” includes, without limitation, Morgan Stanley’s affiliates and Morgan Stanley’s and its affiliates’ respective partners, shareholders, directors, members, principals, officers, employees and other agents of Morgan Stanley. Under no circumstances will Morgan Stanley be liable for any loss involving Fund assets other than the MSSB Assets.

The interim investment advisory agreement with Morgan Stanley also provides for indemnification by the Fund of Morgan Stanley (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with Morgan Stanley) (collectively, the “MSSB Indemnified Parties”) for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions. In particular, no MSSB Indemnified Party will be indemnified under the interim investment advisory agreement with Morgan Stanley for any liability or expenses that may be sustained as a result of Morgan Stanley’s willful misfeasance, bad faith, or gross negligence in the performance of Morgan Stanley’s duties or by reason of the reckless disregard of Morgan Stanley’s duties and obligations under the interim investment advisory agreement.

Term and Termination

The interim investment advisory agreement with Morgan Stanley will remain in effect until the earlier of (i) the date 150 days from the effective date of the interim advisory agreement (which coincides with the date of this registration statement) and (ii) the date on which stockholders of the Fund approve an investment advisory agreement between the Fund and Morgan Stanley.

The interim investment advisory agreement with Morgan Stanley may be terminated at any time, without the payment of any penalty, upon (i) 10 calendar days’ written notice, by the vote of the Board or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or (ii) 60 calendar days’ written notice by Morgan Stanley. The interim investment advisory agreement with Morgan Stanley will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Portfolio Management

The Morgan Stanley portfolio management team assigned to manage the Marketable Securities Debt Portfolio does not manage any other registered investment companies on a discretionary basis but has extensive experience in managing other high-grade fixed income portfolios. On a discretionary basis, the team focuses entirely on managing high-grade fixed income portfolios. The portfolio manager’s compensation is a percentage of fees generated from client accounts. No significant personnel changes have occurred over the last three years to the portfolio management team.

Chad Evans, Managing Director

Chad Evans has over twenty five years of experience managing investment portfolios for corporations, financial institutions, municipalities and other institutional investors. Prior to joining Morgan Stanley, Mr. Evans worked at JPMorgan Chase and more recently, Credit Suisse, where he developed and implemented an investment program focusing on Investment Banking and Research clients of the firm. He currently has senior responsibility to structure and implement taxable and tax-advantaged institutional fixed income investment portfolios. Mr. Evans’ focus at Morgan Stanley is to structure, implement and maintain customized high-grade short-duration fixed income investment portfolios. His “process-driven”, transparent approach to managing investment portfolios allows him to navigate market conditions and helps reduce loss of principal in his discretionary investment portfolios. In his fiduciary role, Mr. Evans’ emphasis on a select client base, in addition to his experience, commitment and accessibility, helps protect client assets and provides successful investment solutions. Mr. Evans has a Bachelor of Science degree with an emphasis in Finance from Illinois State University and holds Series 7, 63, 65 licenses.

Lisa Frei, Vice President

Lisa Frei has over eighteen years of experience in the financial services industry. Ms. Frei’s primary responsibilities are to assist in the development, implementation and reporting of institutional fixed income investment portfolios. Ms. Frei has an Associate of Arts degree from Orange Coast College and holds Series 7, 63, and 65 licenses.

DESCRIPTION OF CAPITAL STRUCTURE

The following summary of the Fund’s capital stock does not purport to be complete and is subject to, and qualified in its entirety by, the Fund’s amended and restated certificate of incorporation. Reference is made to the Fund’s certificate of incorporation for a detailed description of the provisions summarized below.

Outstanding Capital Stock

The following are the classes of capital stock of the Fund assuming the Sale Transaction had taken place as of April 20, 2017.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding (Exclusive of Amount Held by the Fund or for its Account)
Common Stock	5,000,000,000	17,150,861	958,131,387
Preferred Stock	10,000,000	—	—

Common Stock

The holders of the Fund’s common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Subject to preferences that may be applicable to any outstanding preferred stock, holders of the Fund’s common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available for that purpose. In the event of liquidation, dissolution or winding up of the Fund, the holders of the Fund’s common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to the prior distribution rights of any outstanding preferred stock. The Fund’s common stock has no preemptive or conversion rights or other subscription rights. There will be no redemption or sinking fund provisions applicable to the Fund’s common stock. The outstanding shares of the Fund’s common stock will be fully paid and non-assessable.

The Fund has no present intention of offering any additional shares of the Fund’s common stock. Any offerings of the Fund’s common stock will require approval by the Board. Any offering of the Fund’s common stock will be subject to the requirements of the 1940 Act, which provides that shares of the Fund’s common stock may not be issued at a price below the Fund’s then-current net asset value, exclusive of sales load, except in connection with an offering to existing holders of the Fund’s common stock, or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s common stock is listed on Nasdaq under the ticker symbol “AABA.” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of the Fund’s common stock or sell the Fund’s common stock already held, the stockholder may do so by trading through a broker on Nasdaq or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Fund’s common stock may be influenced by such factors beyond the control of the Fund, such as the relative demand for and supply of shares of the Fund’s common stock in the market and general market and economic conditions, the Fund cannot assure you that shares of the Fund’s common stock will trade at a price equal to or higher than net asset value in the future.

Preferred Stock

The Board has the authority, without further action by the stockholders, to issue up to 10,000,000 shares of preferred stock, $0.001 par value per share, in one or more series. The Board also has the authority to designate the rights, preferences, privileges, and restrictions of each such series, including dividend rights, dividend rates, conversion rights, terms of redemption, redemption prices, liquidation preferences, and the number of shares constituting any series.

The issuance of preferred stock may have the effect of delaying, deferring, or preventing a change in control of the Fund without further action by the stockholders. The issuance of preferred stock with voting and conversion rights may also adversely affect the voting power of the holders of the Fund’s common stock. In certain circumstances, an issuance of preferred stock could have the effect of decreasing the market price of the Fund’s common stock.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets are at least 200 percent of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50 percent of the Fund’s total assets). In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the value of the Fund’s total assets are at least 200 percent of such liquidation value. In addition, the 1940 Act requires that the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times, and to elect a majority of the directors if dividends on preferred stock are in arrears by two years or more.

No shares of preferred stock of the Fund are currently outstanding. The Fund currently has no plans to issue preferred stock, but it reserves the right to do so to the full extent permitted by the 1940 Act.

Convertible Notes

The Fund has $1.4 billion in principal amount of Convertible Notes outstanding. The Convertible Notes are senior unsecured obligations of the Fund and rank senior in right of payment to any Fund indebtedness that is expressly subordinated in right of payment to the Convertible Notes. The Convertible Notes do not bear regular interest, and the principal amount of the Convertible Notes will not accrete. The Convertible Notes mature on December 1, 2018, unless previously purchased or converted in accordance with their terms prior to such date. The Fund may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. The Convertible Notes are convertible, subject to certain conditions, into shares of the Fund’s common stock at an initial conversion rate of 18.7161 shares per $1,000 principal amount of Convertible Notes (which is equivalent to an initial conversion price of approximately $53.43 per share), subject to adjustment upon the occurrence of certain events. See the section of this registration statement entitled “Leverage—Convertible Notes” for additional information about the Convertible Notes.

CERTAIN PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The description set forth below is intended as a summary of certain provisions of the amended and restated certificate of incorporation and the amended bylaws of the Fund.

Limitation on Liability of Directors

The Fund’s amended and restated certificate of incorporation includes provisions limiting the liability of the Fund’s directors for monetary damages to the extent permitted under Delaware law and the 1940 Act, except that there is no limitation on the liability of the Fund’s directors (1) for any breach of the director’s duty of loyalty to the Fund or its stockholders, (2) for so long as the Fund is registered as an investment company under the 1940 Act, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or by reason of willful misfeasance, bad faith or gross negligence, in the performance of the director’s duties or by reason of the director’s reckless disregard of the duties involved in the conduct of his or her office, (3) for unlawful payments of dividends or unlawful stock purchases or redemptions, or (4) for any transaction from which the director derived an improper personal benefit. The effect of these provisions in the Fund’s amended and restated certificate of incorporation is to eliminate the Fund’s rights and the stockholders’ rights (through stockholders’ derivative suits on behalf of the Fund) to recover monetary damages against a director for breach of the fiduciary duty of care as a director under Delaware law except in specified limited circumstances. This provision does not limit or eliminate the Fund’s rights or any stockholder’s rights to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director’s duty of care. These provisions do not alter the liability of directors under federal securities laws. These 1940 Act limitations on indemnification do not limit the obligation of the Fund to indemnify officers and directors of Yahoo for actions that occurred prior to the Fund’s registration as an investment company under the 1940 Act.

Certain Anti-Takeover Provisions

The Fund’s amended and restated certificate of incorporation and amended bylaws contain certain provisions that may discourage, delay, or prevent a change in control of the Fund that a stockholder may consider favorable. These provisions include the following:

1.	the inability of the Fund’s stockholders to call special meetings of stockholders unless such stockholders hold at least 25 percent of the Fund’s outstanding shares of common stock and have held such shares continuously for at least one year prior to the date of the proposed special meeting;

2.	the inability of the Fund’s stockholders to take action by written consent, thereby requiring all stockholder actions to be taken at a meeting of the stockholders; and

3.	advance notice requirements for nominations of candidates for election to the Board or for proposing matters that can be acted upon by stockholders at stockholder meetings.

The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms.

Number of Directors; Removal; Filling Vacancies

The amended bylaws of the Fund provide that the number of directors shall be determined, from time to time, by a resolution of the Board. A director may be removed from the Board with or without cause, only by the affirmative vote of holders of at least a majority of the outstanding shares of the Fund then entitled to vote at an election of directors. The amended bylaws of the Fund provide that any vacancies arising through death, resignation, removal, an increase in the number of directors, or otherwise may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation, or removal.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The amended bylaws of the Fund establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders (the “Stockholder Notice Procedure”).

The Stockholder Notice Procedure provides that (1) only persons who are nominated by, or at the direction of, the Board, or by a stockholder who has given timely written notice containing specified information to the Fund’s secretary prior to the meeting at which directors are to be elected, will be eligible for election as directors and (2) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board or by a stockholder who has given timely written notice to the Fund’s secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting generally must be received by the Fund not less than 90 days or more than 120 days prior to the first anniversary of the previous year’s annual meeting if the notice is to be submitted at an annual stockholders meeting.

The Fund’s amended bylaws allow eligible stockholders to include their own director nominees in the Fund’s proxy materials along with the Board-nominated candidates. Among other things, the proxy access right:

•	allows any stockholder owning at least three percent of the Fund’s outstanding Common Stock continuously for at least three years to nominate director candidates for inclusion in the Fund’s proxy materials;

•	provides that a group of up to 20 stockholders may aggregate their shares to meet the three percent threshold;

•	provides that maximum number of stockholder-nominated candidates that are eligible for inclusion in the Fund’s proxy materials is equal to 20 percent of the directors then serving on the Board (rounded to the nearest whole number);

•	provides that funds under common control will be counted as one stockholder for purposes of the aggregation limit;

•	clarifies that loaned shares are counted toward the ownership requirement if certain recall requirements are met; and

•	requires the nominating stockholder to continue to own the required number of shares through the date of the annual meeting but does not include a post-meeting ownership requirement.

Amendment of Certificate of Incorporation and Bylaws

The Fund’s certificate of incorporation provides that the Fund reserves the right to amend, alter, change, or repeal any provision contained therein, in the manner prescribed by Delaware statute, and all rights conferred upon stockholders in the Certificate of Incorporation are granted subject to this reservation.

The Fund’s certificate of incorporation provides that the directors shall have the power to make, alter, or repeal the Fund’s bylaws. The Fund’s bylaws also may be adopted, amended, altered, or repealed by the affirmative vote of the holders of a majority of the capital stock entitled to vote thereon or by a majority of the Board then in office.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund) with no operating history as an investment company. Closed-end funds differ from open-end funds (commonly referred to as mutual funds) in that closed-end funds generally list their common stock for trading on a stock exchange and do not redeem shares of common stock at the request of the stockholder. This means that if you wish to sell your shares of common stock of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value per share. Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

REPURCHASE OF THE FUND’S COMMON STOCK

Shares of closed-end funds frequently trade at a discount to net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to reduce the discount. The Board also might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to increase any premium to net asset value at which the Fund’s common stock may trade. The Fund cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the net asset value per share or increase any premium at which such shares may trade. Although share repurchases and tender offers could have a favorable effect on the market price of the Fund’s common stock, the acquisition of shares of the Fund’s common stock by the Fund would decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act, the 1940 Act, and the principal stock exchange on which the Fund’s common stock is traded. Before deciding whether to take any action to repurchase the Fund’s common stock, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, tax consequences to the Fund and its stockholders, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund’s shares would trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken. The Fund reserves the right to repurchase its common stock from time to time, including prior to the mailing of its first annual or semi-annual stockholder report after the completion of the Sale Transaction.

BROKERAGE TRANSACTIONS

When engaging in any brokerage or principal transactions for the Fund’s portfolio securities, Fund management or the External Advisers will not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Fund. While Fund management or any of the External Advisers generally will seek reasonable trade execution costs, the Fund will not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. In selecting brokers or dealers to execute portfolio transactions, Fund management or any of the External Advisers will seek to obtain the best price and most favorable execution for the Fund, taking into account a variety of factors including: (1) the size, nature, and character of the security or instrument being traded and the markets in which it is purchased or sold; (2) the desired timing of the transaction; (3) knowledge of the expected commission rates and spreads currently available; (4) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (5) the full range of brokerage services provided; (6) the broker’s or dealer’s capital; (7) the quality of research and research services provided; (8) the reasonableness of the commission, dealer spread, or its equivalent for the specific transaction; and (9) knowledge of any actual or apparent operational problems of a broker or dealer.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations for holders of the Fund’s common stock. This discussion is based on the Code, applicable U.S. Department of the Treasury regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this registration statement. Such authorities are subject to change or differing interpretations at any time, possibly with retroactive effect. This discussion is limited to holders of the Fund’s common stock that are U.S. holders, as defined below, and that hold their shares of the Fund’s common stock as capital assets, within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Fund’s common stock in light of their particular circumstances, nor does it address any tax consequences to holders of the Fund’s common stock subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships (including entities treated as partnerships for U.S. federal income tax purposes), persons who acquired their shares of the Fund’s common stock pursuant to the exercise of employee stock options, or otherwise as compensation, financial institutions, insurance companies, dealers, or traders in securities, and persons who hold their shares of the Fund’s common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax considerations (including the Medicare tax on net investment income), any state, local, or foreign tax considerations, or any tax reporting requirements.

For purposes of this section, a U.S. holder is a beneficial owner of the Fund’s common stock that is, for U.S. federal income tax purposes:

1.	an individual who is a citizen or a resident of the U.S.;

2.	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the U.S. or any state or political subdivision thereof;

3.	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

4.	a trust, if (1) a court within the U.S. is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in place under applicable U.S. Department of the Treasury regulations to be treated as a U.S. person.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund’s common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of the Fund’s common stock should consult its tax advisor regarding any tax considerations related to the partnership’s ownership of the Fund’s common stock.

U.S. Federal Income Taxation of the Fund

The Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, and the remainder of this summary assumes such treatment. The Fund is not currently eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25 percent of its assets in securities of a single issuer, and more than 25 percent of the Fund’s assets will be invested in securities of Alibaba. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations under the Code. In addition, the Fund may be subject to an alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on the Fund’s common stock.

Ownership of the Fund’s Common Stock

Distributions

Distributions by the Fund of cash or property in respect of the Fund’s common stock will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividends will be eligible for the dividends-received deduction if received by an otherwise qualifying corporate holder that meets the holding period and other requirements for the dividends-received deduction. Dividends paid by the Fund to certain non-corporate holders of the Fund’s common stock (including individuals) will be eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals; provided that the holder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Common Stock, with any remaining amount taxed as capital gain. Any such capital gain will be long-term capital gain if the holder receiving the distribution has a holding period in the applicable shares of the Fund’s common stock of more than one (1) year. Long-term capital gains of certain non-corporate holders of the Fund’s common stock (including individuals) are generally subject to U.S. federal income taxation at reduced maximum rates.

Sales of the Fund’s Common Stock

Upon the sale, exchange, or other taxable disposition of the Fund’s common stock, a holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, or other taxable disposition and the U.S. holder’s adjusted tax basis in the Fund’s common stock. Any such capital gain or loss will be long-term capital gain or loss if the U.S. holder’s holding period in the Fund’s common stock is more than one (1) year at the time of disposition. Long-term capital gains of certain non-corporate holders of the Fund’s common stock (including individuals) are generally subject to U.S. federal income taxation at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

CUSTODIANS, TRANSFER AGENT, AND ADMINISTRATOR

Custodians

U.S. Bank National Association (the “Custodian”) serves as the custodian of the Fund’s assets other than its Yahoo Japan Shares pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets other than its Yahoo Japan Shares, including assets that the Fund holds through Altaba HK, in compliance with the 1940 Act. The Custodian is located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.

Daiwa Capital Markets Singapore Limited (the “YJ Custodian” and, together with the Custodian, the “Custodians”) serves as the custodian of the Fund’s Yahoo Japan Shares pursuant to a custody agreement. The YJ Custodian holds the Yahoo Japan Shares in compliance with the 1940 Act. The YJ Custodian is located at 6 Shenton Way OUE Downtown Two, #26-08, Singapore 068809.

Transfer Agent

Computershare Trust Company, N.A. serves as the Fund’s transfer agent and registrar for the Fund’s common stock. Computershare Trust Company, N.A. is located at 250 Royall Street, Canton, Massachusetts 02021.

Administrator

U.S. Bancorp Fund Services, LLC serves as administrator to the Fund pursuant to an administration agreement. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

PRINCIPAL STOCKHOLDERS

To the knowledge of the Fund, no person beneficially owns more than five percent of the voting securities of any class of equity securities of the Fund, except as indicated in the table set forth below. The following table presents the number of shares of the common stock of the Fund that are beneficially owned as of April 3, 2017 (except where another date is noted) by (1) known beneficial owners of five percent or more of the Fund’s common stock, (2) each current director, (3) each named executive officers, and (4) all current directors and current executed officers of the Fund as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
TCI Fund Management Limited(3)	86,224,273	9.0%
7 Clifford Street
London, W1S 2FT, United Kingdom
David Filo	70,666,390	7.4%
701 First Avenue
Sunnyvale, CA 94089
The Vanguard Group(4)	55,924,468	5.8%
100 Vanguard Blvd.
Malvern, PA 19355
Jeffrey C. Smith(5)	12,306,818	1.3%
Marissa A. Mayer(6)	4,492,286	*
Ken Goldman(7)	853,205	*
Ronald S. Bell(8)	238,543	*
Maynard G. Webb, Jr.(9)	126,567	*
Lisa Utzschneider(10)	104,996	*
Thomas J. McInerney(11)	44,264	*
Tor R. Braham(12)	17,836	*
Jane E. Shaw, Ph.D.(13)	17,269	*
Richard S. Hill(14)	15,927	*
Eddy W. Hartenstein(15)	7,031	*
Eric K. Brandt(16)	6,947	*
Catherine J. Friedman(17)	0	*
All current directors and current executive officers as a group (14 persons)(18)	88,659,536	9.2%

*	Less than 1 percent.
(1)	The number of shares beneficially owned by each person or group as of April 3, 2017 (except where another date is noted) includes shares of Yahoo common stock that such person or group had the right to acquire on or within 60 days after that date, including, but not limited to, upon the exercise of Yahoo stock options and vesting and payment of restricted stock units. Shares subject to vested restricted stock units under the Yahoo! Inc. Directors’ Stock Plan (the “Directors’ Plan”) are generally payable on the earlier of the first anniversary of the date of grant or the date the director’s service terminates, subject to deferred issuance at the director’s election in some cases. To our knowledge, except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, each stockholder named in the table has the sole power to vote or direct the voting of (voting power), and the sole power to sell or otherwise direct the disposition of (dispositive power), the shares set forth opposite such stockholder’s name.
(2)

For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 957,776,643 shares of Yahoo common stock outstanding (excluding treasury shares) on April 3, 2017 plus the number of shares of Yahoo common stock that such person or group had the right to acquire from the Company on or within 60 days of that date, including, but not limited to, upon the exercise of Yahoo stock options and upon vesting and payment of Yahoo restricted stock units.
(3)	Beneficial ownership information for TCI Fund Management Limited is as of March 31, 2017 and is based on information contained in the Schedule 13G/A it filed with the SEC on April 10, 2017. Such schedule states that TCI Fund Management Limited and Mr. Christopher Hohn each have shared voting power and shared dispositive power over all 86,224,273 shares.
(4)	Beneficial ownership information for The Vanguard Group is as of December 31, 2016 and is based on information contained in the Schedule 13G/A it filed with the SEC on February 10, 2017. Such schedule states that The Vanguard Group has sole voting power over 1,383,236 shares, shared voting power over 166,171 shares, sole dispositive power over 54,382,144 shares, and shared dispositive power over 1,542,324 shares.
(5)	Includes 8,191 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan and 12,298,627 shares held by certain funds and managed accounts for which Starboard serves as manager or investment manager. Mr. Smith serves as a Managing Member, Chief Executive Officer, and Chief Investment Officer of Starboard. Mr. Smith has shared voting power and shared dispositive power over Starboard’s shares. Mr. Smith disclaims beneficial ownership of the shares of Yahoo common stock he may be deemed to beneficially own, except to the extent of his pecuniary interest therein.

In addition, Starboard Leaders Foxtrot LLC (an affiliate of Starboard) has economic exposure to 4,021,411 notional shares of Yahoo common stock pursuant to swap agreements, which provide Starboard Leaders Foxtrot LLC with economic results that are comparable to the economic results of ownership but do not provide it with voting power or dispositive power over such shares.

(6)	Includes 2,879,991 shares issuable upon exercise of options that are exercisable on or within 60 days after April 3, 2017 under the Yahoo! Inc. Stock Plan (the “Stock Plan”), and 17,490 shares issuable pursuant to restricted stock units vesting within 60 days after April 3, 2017 under the Stock Plan.
(7)	Includes 558,794 shares issuable upon exercise of options that are exercisable on or within 60 days after April 3, 2017 under the Stock Plan, 9,197 shares issuable pursuant to restricted stock units vesting within 60 days after April 3, 2017 under the Stock Plan, and 285,214 shares held by the Goldman-Valeriote Family Trust, over which Mr. Goldman has shared voting power and shared dispositive power.
(8)	Mr. Bell served as the Company’s General Counsel and Secretary until March 1, 2017. The information reported in the table is based on Mr. Bell’s most recent Form 4 (Statement of Changes in Beneficial Ownership) filed with the SEC on March 1, 2017, as adjusted to give effect to subsequent transactions through April 3, 2017 of which the Company is aware in connection with employment-related equity awards.
(9)	Includes 61,679 shares issuable upon exercise of options that are exercisable on or within 60 days after April 3, 2017 under the Directors’ Plan, 9,899 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan, and 54,989 shares held by the Webb Family Trust, over which Mr. Webb has shared voting power and shared dispositive power.
(10)	Includes 17,464 shares issuable pursuant to restricted stock units vesting within 60 days after April 3, 2017 under the Stock Plan.
(11)	Includes 4,791 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan.
(12)	Includes 4,791 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan.
(13)	Includes 11,407 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan.
(14)	Includes 5,836 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan, 29 shares held by a trust for the benefit of Mr. Hill’s son for which Mr. Hill serves as trustee, and 33 shares held by a trust for the benefit of Mr. Hill’s spouse over which Mr. Hill has shared voting and shared dispositive power. Mr. Hill disclaims beneficial ownership of the shares of Yahoo common stock he may be deemed to beneficially own, except to the extent of his pecuniary interest therein.
(15)	Includes 7,031 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan.

(16)	Includes 4,791 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan.
(17)	Excludes 6,947 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan, the payment of which Ms. Friedman has unconditionally elected to defer to a date more than 60 days after April 3, 2017.
(18)	Includes 3,500,464 shares issuable upon exercise, by directors and executive officers, of options that are exercisable on or within 60 days after April 3, 2017 under the Directors’ Plan or the Stock Plan, respectively, 44,151 shares issuable pursuant to restricted stock units vesting within 60 days after April 3, 2017 under the Stock Plan, and 56,737 shares subject to vested but unpaid restricted stock units under the Directors’ Plan as of April 3, 2017. Excludes 6,947 shares subject to vested but unpaid restricted stock units as of April 3, 2017 under the Directors’ Plan, the payment of which has unconditionally been deferred to a date more than 60 days after April 3, 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

CODE OF ETHICS

The Fund has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). The code of ethics applies to the personal investing activities of Interested Directors, officers, and certain employees (“Access Persons”). Rule 17j-1 and the codes of ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the code of ethics, Access Persons are permitted to engage in personal securities transactions, but are generally required to pre-clear their personal securities transactions in private investments and initial public offerings, and must report their holdings for monitoring purposes. Access Persons may engage in personal securities transactions in securities that are held by the Fund, including in derivatives on those securities, subject to the limitations of the code of ethics.

The code of ethics of the Fund has been filed with the SEC as an exhibit to this registration statement and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The External Advisers will maintain written codes of ethics that complies with the requirements of Rule 17j-1, a copy of which will be provided to the Fund, and will institute procedures reasonably necessary to prevent any Access Person from violating the External Advisers’ codes of ethics. The External Advisers will follow the External Advisers’ codes of ethics in performing its services under the investment advisory agreement. Upon written request, the External Advisers also will certify quarterly to the Fund that they and their “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the External Advisers have done to seek to ensure such compliance in the future. The External Advisers will notify the Fund promptly of any material violation of the codes of ethics involving the Fund.

PART C—OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)	Financial Statements

To be filed by amendment within 90 days of the date of this registration statement.

(2)	Exhibits

(a)	Restated Certificate of Incorporation of Altaba Inc., dated June 16, 2017(1)

(b)	Amended and Restated Bylaws of Altaba Inc., adopted as of June 16, 2017(1)

(c)	Not applicable.

(d)	Form of Specimen Stock Certificate(1)

(e)	Not applicable.

(f)	Indenture with respect to 0.00% Convertible Senior Notes due 2018 (previously filed as Exhibit 4.2 to Yahoo! Inc.’s Annual Report on Form 10-K filed February 28, 2014 and herein incorporated by reference)

(g) i.	Interim Investment Advisory Agreement, by and between Altaba Inc. and Morgan Stanley Smith Barney LLC, dated June 16, 2017(1)

ii.	Interim Investment Advisory Agreement, by and between Altaba Inc. and BlackRock Advisors, LLC, dated June 16, 2017(1)

(h)	Omitted pursuant to General Instruction G(3) of Form N-2.

(i) i.	Long-Term Deferred Compensation Plan(2)

ii.	Employment Offer Letter, dated March 10, 2017, between Yahoo! Inc. and Thomas J. McInerney (previously filed as Exhibit 10.1 to Yahoo! Inc.’s Current Report on Form 8-K filed March 10, 2017 and incorporated herein by reference)

iii.	Employment Offer Letter, dated March 10, 2017, between Yahoo! Inc. and Arthur Chong (previously filed as Exhibit 10.2 to Yahoo! Inc.’s Current Report on Form 8-K filed March 10, 2017 and incorporated herein by reference)

iv.	Employment Offer Letter, dated March 10, 2017, between Yahoo! Inc. and Alexi A. Wellman (previously filed as Exhibit 10.3 to Yahoo! Inc.’s Current Report on Form 8-K filed March 10, 2017 and incorporated herein by reference)

v.	Employment Offer Letter, dated March 10, 2017, between Yahoo! Inc. and DeAnn Fairfield Work (previously filed as Exhibit 10.4 to Yahoo! Inc.’s Current Report on Form 8-K filed March 10, 2017 and incorporated herein by reference)

(j) i.	Amended and Restated Custody Agreement, by and between Altaba Inc. and U.S. Bank National Association, dated June 16, 2017(1)

ii.	Custody Agreement, by and between Yahoo! Inc. and Daiwa Capital Markets Singapore Limited, dated June 7, 2017(1)

(k) i.	Fund Administration Services Agreement, by and between Yahoo! Inc. and U.S. Bancorp Fund Services, LLC, dated May 17, 2017(1)

ii.	Fund Accounting Servicing Agreement, by and between Yahoo! Inc. and U.S. Bancorp Fund Services, LLC, dated May 17, 2017(1)

iii.	Transfer Agency and Service Agreement, by and between Altaba Inc. and Computershare Inc. dated June 16, 2017(1)

iv.	Compliance Consulting Agreement, by and between Yahoo! Inc. and Duff & Phelps, dated April 12, 2017(1)

v.	Stock Purchase Agreement, by and between Yahoo! Inc. and Verizon Communications Inc., dated July 23, 2016 (previously as Exhibit 2.1 to Yahoo! Inc.’s Current Report on Form 8-K filed July 25, 2016 and incorporated herein by reference)

vi.	Amendment to Stock Purchase Agreement, by and between Yahoo! Inc. and Verizon Communications Inc., dated February 20, 2017 (previously as Exhibit 2.1 to Yahoo! Inc.’s Current Report on Form 8-K filed February 21, 2017 and incorporated herein by reference)

(vii)	Reorganization Agreement, dated July 23, 2016, by and between Yahoo! Inc. and Yahoo Holdings, Inc. (previously filed as Exhibit 2.2 to Yahoo! Inc.’s Current Report on Form 8-K filed July 25, 2016 and incorporated herein by reference)

(viii)	Amendment to Reorganization Agreement, dated February 20, 2017, by and between Yahoo! Inc. and Yahoo Holdings, Inc. (previously filed as Exhibit 2.2 to Yahoo! Inc.’s Current Report on Form 8-K filed February 21, 2017 and incorporated herein by reference)

(ix)	Form of Indemnification Agreement between Yahoo! Inc. and each of its directors and executive officers (previously filed as Exhibit 10.1 to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed November 6, 2009 and incorporated herein by reference)

(x)	Yahoo! Inc. Stock Plan, as amended and restated on April 8, 2014 (and effective June 25, 2014) (previously referred to as the “1995 Stock Plan” and filed as Exhibit 10.1 to Yahoo! Inc.’s Current Report on Form 8-K filed June 27, 2014 and incorporated herein by reference)

(xi)	Form of Stock Option Agreement, including Notice of Stock Option Grant, under the Yahoo! Inc. Stock Plan (previously filed as Exhibit 10.2(B) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed August 8, 2013 and incorporated herein by reference)

(xi)	Form of Stock Option Agreement for Executives, including Notice of Stock Option Grant to Executive, under the Yahoo! Inc. Stock Plan (previously filed as Exhibit 10.2(C) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed August 8, 2013 and incorporated herein by reference)

(xii)	Form of equity award agreement letter amendment, between Yahoo! Inc. and executives clarifying the definition of “change in control” for purposes of outstanding awards under the Yahoo! Inc. Stock Plan, dated April 10, 2016 (previously filed as Exhibit 10.2(L) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed May 10, 2016 and incorporated herein by reference)

(xiii)	Yahoo! Inc. Directors’ Stock Plan, as amended and restated on October 16, 2014 (and effective January 1, 2015) (previously referred to as the “1996 Directors’ Stock Plan” and filed as Exhibit 10.4(A) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed November 7, 2014 and incorporated herein by reference)

(xiv)	Form of Director Nonstatutory Stock Option Agreement, including Notice of Grant, under the Yahoo! Inc. Directors’ Stock Plan (previously filed as Exhibit 10.4(B) to Yahoo! Inc.’s Annual Report on Form 10-K filed February 27, 2015 and incorporated herein by reference)

(xv)	Form of Notice of Restricted Stock Unit Grant and Director Restricted Stock Unit Award Agreement, including Notice of Grant, under the Yahoo! Inc. Directors’ Stock Plan (previously filed as Exhibit 10.4(C) to Yahoo! Inc.’s Annual Report on Form 10-K filed February 27, 2015 and incorporated herein by reference)

(xvi)	Joint Venture Agreement, by and between Yahoo! Inc. and SOFTBANK Corporation, dated April 1, 1996 (previously filed as Exhibit 10.7 to Yahoo! Inc.’s Annual Report on Form 10-K filed March 21, 2003 and incorporated herein by reference)

(xvii)	Amendment Agreement, by and between Registrant and SOFTBANK Corporation, dated September 17, 1997 (previously filed as Exhibit 10.11 to Yahoo! Inc.’s Annual Report on Form 10-K filed March 21, 2003 and incorporated herein by reference)

(xviii)	Amendment Agreement No. 2 to Joint Venture Agreement, by and between Yahoo! Inc. and Softbank Corporation, dated June 17, 2015 (previously filed as Exhibit 10.7 to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed August 7, 2015 and incorporated herein by reference)

(xix)	Employment Offer Letter, between Yahoo! Inc. and Marissa A. Mayer, dated July 16, 2012 (previously filed as Exhibit 10.1 to Yahoo! Inc.’s Current Report on Form 8-K filed July 19, 2012 and incorporated herein by reference)

(xx)	Performance Stock Option Agreement (Retention Grant), including Notice of Grant, between Yahoo! Inc. and Marissa A. Mayer, dated November 29, 2012 (previously filed as Exhibit 10.21(D) to Yahoo! Inc.’s Annual Report on Form 10-K filed March 1, 2013 and incorporated herein by reference)

(xxi)	First Amendment, to Performance Stock Option Agreement (Retention Grant), between Yahoo! Inc. and Marissa A. Mayer, dated April 14, 2014 (previously filed as Exhibit 10.17(K) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed May 8, 2014 and incorporated herein by reference)

(xxii)	Second Amendment, to Performance Stock Option Agreement (Retention Grant), between Yahoo! Inc. and Marissa A. Mayer, dated April 17, 2015 (previously filed as Exhibit 10.15(O) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed May 7, 2015 and incorporated herein by reference)

(xxiii)	Third Amendment, to Performance Stock Option Agreement (Retention Grant), between Yahoo! Inc. and Marissa A. Mayer, dated March 31, 2016 (previously filed as Exhibit 10.16(K) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed May 10, 2016 and incorporated herein by reference)

(xiv)	Form of Call Option Confirmation between Yahoo! Inc. and each Option Counterparty (previously filed as Exhibit 10.1 to Yahoo! Inc.’s Current Report on Form 8-K filed November 26, 2013 and incorporated herein by reference)

(xxv)	Form of Warrant Confirmation between Yahoo! Inc. and each Option Counterparty (previously filed as Exhibit 10.2 to Yahoo! Inc.’s Current Report on Form 8-K filed November 26, 2013 and incorporated herein by reference)

(xxvi)	Settlement and Release Agreement, by and among Yahoo! Inc., Yahoo Holdings, Inc., and Verizon Communications Inc., dated February 20, 2017 (previously filed as Exhibit 10.1 to Yahoo! Inc.’s Current Report on Form 8-K filed February 21, 2017 and incorporated herein by reference)

xxvii.	Form of Amendment to Option Award Agreement in connection with the closing of the Sale Transaction with Verizon Communications Inc. (previously filed as Exhibit 10.2(O) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed May 9, 2017 and incorporated herein by reference)

xxviii.	Resolutions of the Yahoo! Inc. Board of Directors, adopted on March 10, 2017, amending the Directors’ Stock Plan in connection with the closing of the Sale Transaction with Verizon Communications Inc. (previously filed as Exhibit 10.4(D) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed May 9, 2017 and incorporated herein by reference)

xxix.	Form of Restricted Stock Unit Amendment under the Directors’ Stock Plan in connection with the closing of the Sale Transaction with Verizon Communications Inc. (previously filed as Exhibit 10.4(E) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed May 9, 2017 and incorporated herein by reference)

xxx.	Form of Notice of Option Exercise Deadline under the Directors’ Stock Plan in connection with the closing of the Sale Transaction with Verizon Communications Inc. (previously filed as Exhibit 10.4(F) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed May 9, 2017 and incorporated herein by reference)

xxxi.	Form of Amendment to Executive Severance Agreement in connection with the closing of the Sale Transaction with Verizon Communications Inc. (previously filed as Exhibit 10.13(C) to Yahoo! Inc.’s Quarterly Report on Form 10-Q filed May 9, 2017 and incorporated herein by reference)

(l)	Omitted pursuant to General Instruction G(3) of Form N-2.

(m)	Not applicable.

(n)	Omitted pursuant to General Instruction G(3) of Form N-2.

(o)	Omitted pursuant to General Instruction G(3) of Form N-2.

(p)	Not applicable.

(q)	Not applicable.

(r) i.	Code of Ethics of Altaba Inc.(1)

ii.	Code of Ethics of BlackRock Advisors, LLC(1)

iii.	Code of Ethics of Morgan Stanley Smith Barney LLC(1)

(1)	Filed herewith
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with Registrant

The Fund controls or may be deemed to control the following subsidiaries:

Name	Jurisdiction of Organization	Percentage of Voting Securities Owned
Altaba Holdings Hong Kong Limited	Hong Kong	100%
Excalibur IP, LLC	Delaware	100%
Yahoo Japan Corporation	Japan	36%

Item 29. Number of Holders of Securities

As of December 31, 2016, assuming the Sale Transaction had closed on December 31, 2016.

Title of Class	Number of Record Holders
Common Stock	8,736(1)
Preferred Stock	0

(1)	This amount does not include the number of stockholders whose shares are held of record by banks, brokers, or other nominees, but instead includes all such institutions as one holder.

Item 30. Indemnification

Governing Documents of the Fund

The Fund’s amended and restated certification of incorporation provides the following with respect to the indemnification of the Fund’s directors, officers, agents and other persons:

a)	To the fullest extent permitted by applicable law, as the same may be amended from time to time, the Fund is also authorized to provide indemnification of (and advancement of expenses to) agents (and any other persons to which applicable law permits the Fund to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law or other applicable law, subject only to limits created by applicable Delaware law (statutory or non-statutory) and the 1940 Act with respect to actions for breach of duty to a corporation, its stockholders, and others.

b)	To the extent the rights to indemnification delineated in paragraph (a) of this Article XII are limited by the 1940 Act, such limitations shall govern only those actions taken by an indemnified person while the Fund is registered as an investment company under the 1940 Act and do not apply to any actions taken by an indemnified person when the Fund is not registered as an investment company under the 1940 Act.

c)	Any repeal or modification of any of the foregoing provisions of this Article XII shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any such person with respect to, any acts or omissions of such person occurring prior to such repeal or modification.

The Fund’s amended bylaws provide the following with respect to the indemnification of directors, officers, employees and other agents:

The Fund shall indemnify its directors and officers to the fullest extent authorized or permitted by applicable law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Fund shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) (a) for so long as the Fund is registered as an investment company under the 1940 Act, against any liability or expense arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of the person’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”) or (b) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification shall include the right to be paid by the Fund the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition upon receipt by the Fund of an undertaking by or on behalf of the director or officer receiving advancement to repay the amount advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Fund.

For purposes of indemnification, a “director” or “officer” of the Fund includes any person (a) who is or was a director or officer of the Fund, (b) who is or was serving at the request of the Fund as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of the Fund or of another enterprise at the request of such predecessor corporation. The Fund may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Fund similar to those rights of indemnification conferred upon directors and officers of the Fund.

The rights to indemnification and to the advancement of expenses shall not be exclusive of any other right which any person may have or hereafter acquire under the amended and restated certificate of incorporation, the amended bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

The Fund’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit entity.

Notwithstanding the foregoing, for so long as the Fund is registered as an investment company under the 1940 Act, no indemnification shall be made hereunder unless there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such person is entitled to indemnification hereunder or, (b) in the absence of such a decision, by (i) a majority vote of a quorum of those Directors who are both (A) not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and (B) not parties to the proceeding (“Independent Non-Party Directors”), that the person is entitled to indemnification, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification; provided that amounts may be advanced to a director or officer in advance of the final disposition of a matter. For purposes of indemnification, “Special Counsel” means an “independent legal counsel” as defined in Reg. §270.0-1(a)(6) promulgated under the 1940 Act that has been (1) selected by a majority of the Independent Non-Party Directors, or (2) if there are no Independent Non-Party Directors, by a majority of the directors who are not “interested persons” under Section 2(a)(19) of the 1940 Act.

The limitations on the rights to indemnification and to the advancement of expenses with respect to liabilities or expenses arising by reason of Disabling Conduct govern only those actions taken by directors and officers of the Fund while the Fund is registered as an investment company under the 1940 Act. Additionally, the limitations on the rights to indemnification and to the advancement of expenses with respect to requiring a determination that the Indemnitee should be entitled to indemnification before any indemnification is made, govern only those actions taken by directors and officers of the Fund while the Fund is registered as an investment company under the 1940 Act. Such limitations on the rights to indemnification and to the advancement of expenses do not apply to any actions taken by directors and officers of the Fund prior to the Fund’s registration under the 1940 Act.

Any repeal or modification of the provisions in the amended bylaws governing indemnification made by the stockholders of the Fund will not adversely affect any rights to indemnification and to the advancement of expenses of a director, officer, employee or agent of the Fund existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

See the sections of this registration statement entitled “Investment Advisory Services—BlackRock—Limitation of Liability and Indemnification” and “Investment Advisory Services—Morgan Stanley—Limitation of Liability and Indemnification” for a description of indemnification provisions with respect to the External Advisers.

Item 31. Business and Other Connections of the Adviser and the Sub-Adviser

Not	applicable.

Item 32. Location of Accounts and Records

The accounts and records of the Fund are maintained in part at the offices of the Custodian, in part at the offices of the YJ Custodian, in part at the offices of the External Advisers, in part at the offices of the administrator and in part at the offices of the transfer agent.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

As required by the Investment Company Act of 1940, as amended, this registration statement has been signed on behalf of the Fund, in the City of New York, State of New York, on the 16th day of June, 2017.

ALTABA INC.

By:	/s/ Thomas J. McInerney
Thomas J. McInerney
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

(a)	Restated Certificate of Incorporation of Altaba Inc., dated June 16, 2017

(b)	Amended and Restated Bylaws of Altaba Inc., adopted as of June 16, 2017

(d)	Form of Specimen Stock Certificate

(g)(i)	Interim Investment Advisory Agreement, by and between Altaba Inc. and Morgan Stanley Smith Barney LLC, dated June 16, 2017

(g)(ii)	Interim Investment Advisory Agreement, by and between Altaba Inc. and BlackRock Advisors, LLC, dated June 16, 2017

(j)(i)	Amended and Restated Custody Agreement, by and between Altaba Inc. and U.S. Bank National Association, dated June 16, 2017

(j)(ii)	Custody Agreement, by and between Yahoo! Inc. and Daiwa Capital Markets Singapore Limited, dated June 7, 2017

(k)(i)	Fund Administration Services Agreement, by and between Yahoo! Inc. and U.S. Bancorp Fund Services, LLC, dated May 17, 2017

(k)(ii)	Fund Accounting Servicing Agreement, by and between Yahoo! Inc. and U.S. Bancorp Fund Services, LLC, dated May 17, 2017

(k)(iii)	Transfer Agency and Service Agreement, by and between Altaba Inc. and Computershare Inc., dated June 16, 2017

(k)(iv)	Compliance Consulting Agreement, by and between Yahoo! Inc. and Duff & Phelps, dated April 12, 2017

(r)(i)	Code of Ethics of Altaba Inc.

(r)(ii)	Code of Ethics of BlackRock Advisors, LLC

(r)(iii)	Code of Ethics of Morgan Stanley Smith Barney LLC